AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005.



                                                             File Nos. 033-81472
                                                                       811-08626

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Pre-Effective Amendment No. ___              [ ]

                        Post-Effective Amendment No. 18               [X]


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                               Amendment No. 19                       [X]

                        (Check Appropriate Box Or Boxes)

                            ------------------------


                          VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ("AIG SUNAMERICA LIFE")
                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
   (Address and Telephone Number of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000

                            CHRISTINE A. NIXON, ESQ.
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                     (Name and Address of Agent for Service)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 2, 2005 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on [INSERT DATE if applicable] pursuant to paragraph (a)(1) of Rule 485


Title of Securities Being Registered: Flexible Payment Deferred Annuity
Contracts

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
================================================================================
                          VARIABLE ANNUITY ACCOUNT TWO
        SUPPLEMENT TO THE VISTA CAPITAL ADVANTAGE PROSPECTUS (A-3394-PRO)
                             DATED DECEMBER 28, 2004
================================================================================

THE DATE OF THE PROSPECTUS IS HEREBY CHANGED TO MAY 2, 2005.

ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO MAY 2, 2005.

THE INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE AND SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION SECTIONS ON PAGES 3 AND 4 OF THE PROSPECTUS ARE DELETED IN THEIR ENTIRETY.






THE FOLLOWING IS ADDED TO THE GLOSSARY ON PAGE 6 OF THE PROSPECTUS:

Fixed Account - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

Market Close - The close of the New York Stock Exchange, usually 1:00 p.m. Pacific Time.

NYSE - New York Stock Exchange.

Owner - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

Separate Account - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

Trust - Collectively refers to the Anchor Series Trust and SunAmerica Series Trust.

Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

THE FOLLOWING REPLACES THE PORTFOLIO EXPENSES IN THE FEE TABLES ON PAGE 8 OF THE
PROSPECTUS:

PORTFOLIO EXPENSES




TOTAL ANNUAL TRUST OPERATING EXPENSES                   MINIMUM         MAXIMUM

(expenses that are deducted from the underlying
portfolios of the Trusts, including management
fees, other expenses and service (12b-1) fees,
if applicable)..................................         0.56%            1.24%



THE FOLLOWING REPLACES THE EXPENSE EXAMPLES ON PAGE 9 OF THE PROSPECTUS:

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES




MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.40% and investment in an underlying portfolio with total expenses of 1.24%.).



(1) If you surrender your contract at the end of the applicable time period:

        1 YEAR             3 YEARS              5 YEARS            10 YEARS
         $872               $1,334               $1,823              $3,018

(2) If you annuitize your contract at the end of the applicable time period:

        1 YEAR             3 YEARS              5 YEARS            10 YEARS
         $267               $820                 $1,400              $2,973

(3) If you do not surrender your contract:

        1 YEAR             3 YEARS              5 YEARS            10 YEARS
         $272               $834                 $1,423              $3,018



MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 1.40% and investment in an underlying portfolio with total expenses of 0.56%.)



(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

        1 YEAR             3 YEARS              5 YEARS            10 YEARS
         $804               $1,129               $1,481              $2,334

(2) If you annuitize your contract at the end of the applicable time period:

        1 YEAR             3 YEARS              5 YEARS            10 YEARS
         $199               $615                 $1,057              $2,285

(3) If you do not surrender your contract and you do not elect any optional features:

        1 YEAR             3 YEARS              5 YEARS            10 YEARS
         $204               $629                 $1,081              $2,334

THE FOLLOWING REPLACES THE SECTION ENTITLED TRANSFERS DURING THE ACCUMULATION PHASE ON PAGE 19 OF THE PROSPECTUS:

TRANSFERS DURING THE ACCUMULATION PHASE




Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES




We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.



We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer request in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary ("Standard U. S. Mail Policy"). We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset

Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts and contracts utilizing third party asset allocation services as described below.



We believe that the Standard U. S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.



Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:



   (1) the number of transfers made in a defined period;

   (2) the dollar amount of the transfer;

   (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

   (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

   (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

   (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.***




Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.



The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/ strategies performing asset allocation services for a number of contract owners at the same time except for purposes of calculating the number of transfers for the Standard U.S. Mail Policy. A calendar year will be used (instead of a contract year) for these contracts. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.



Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the

Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.



WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

THE FOLLOWING IS ADDED AS THE LAST PARAGRAPH OF THE GENERAL ACCOUNT SECTION ON PAGE 11 OF THE PROSPECTUS:

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

THE FOLLOWING REPLACES THE SECTION ENTITLED DISTRIBUTION OF CONTRACTS ON PAGE 30 OF THE PROSPECTUS:

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 6.5% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum percentage of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE



In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50%. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.



THE FOLLOWING REPLACES THE LEGAL PROCEEDINGS SECTION IN ITS ENTIRETY ON PAGE 30 OF PROSPECTUS:

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.


Date: May 2, 2005

                Please keep this Supplement with your Prospectus.

                            VISTA CAPITAL ADVANTAGE

                                   PROSPECTUS
                               DECEMBER 28, 2004

               FLEXIBLE PAYMENT GROUP DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT TWO

        The annuity has several investment choices - Variable Portfolios listed below and available fixed account options. The Variable Portfolios are part of the Anchor Series Trust ("AST") and the SunAmerica Series Trust ("SAST"):

STOCKS:
  MANAGED BY DAVIS ADVISORS
    - DAVIS VENTURE VALUE PORTFOLIO                                         SAST

  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
    - MARSICO GROWTH PORTFOLIO                                              SAST

  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
    - MFS TOTAL RETURN PORTFOLIO                                            SAST

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
    - INTERNATIONAL GROWTH AND INCOME PORTFOLIO                             SAST
BONDS:
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLC
    - GOVERNMENT AND QUALITY BOND PORTFOLIO                                  AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
    - CASH MANAGEMENT PORTFOLIO                                             SAST

        Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Vista Capital Advantage Variable Annuity.

        To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated December 28, 2004. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears in this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

        In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by AIG SunAmerica Life Assurance Company.

        ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
ITEM                                                          ----
GLOSSARY....................................................     4
HIGHLIGHTS..................................................     5
FEE TABLES..................................................     6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................     7
PERFORMANCE.................................................     8
DESCRIPTION OF THE SEPARATE ACCOUNT AND THE GENERAL
  ACCOUNT...................................................     8
     Separate Account.......................................     8
     General Account........................................     8
VARIABLE PORTFOLIO OPTIONS..................................     9
     Voting Rights..........................................    10
     Substitution...........................................    10
FIXED ACCOUNT OPTIONS.......................................    10
     Fixed Accounts.........................................    10
     Dollar Cost Averaging Fixed Accounts...................    11
EXPENSES....................................................    11
     Separate Account Charges...............................    11
     Withdrawal Charges.....................................    12
     Investment Charges.....................................    12
     Contract Maintenance Fee...............................    12
     Transfer Fee...........................................    12
     Premium Tax............................................    12
     Income Taxes...........................................    13
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    13
     Free Withdrawal Amount.................................    13
     Nursing Home Waiver....................................    13
DESCRIPTION OF THE CONTRACTS................................    14
     Summary................................................    14
     Ownership..............................................    14
     Annuitant..............................................    14
     Modification of the Contract...........................    14
     Assignment.............................................    14
     Death Benefit..........................................    14
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    16
     Purchase Payments......................................    16
     Allocation of Purchase Payments........................    16
     Accumulation Units.....................................    16
     Free Look..............................................    17
     Transfers During the Accumulation Phase................    17
     Dollar Cost Averaging Program..........................    19
     Automatic Asset Allocation Rebalancing Program.........    20
     Return Plus Program....................................    21
     Withdrawals............................................    21
     Systematic Withdrawal Program..........................    21
     Minimum Contract Value.................................    22
INCOME PHASE................................................    22
     Annuity Date...........................................    22
     Income Options.........................................    22
     Transfers During the Income Phase......................    24
     Deferment of Payments..................................    24
TAXES.......................................................    24
     Annuity Contracts in General...........................    24
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    24
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    25
     Minimum Distributions..................................    25
     Tax Treatment of Death Benefits........................    26
     Contracts Owned by a Trust or Corporation..............    26
     Gifts, Pledges and/or Assignments of a Non-Qualified
      Contract..............................................    26
     Diversification and Investor Control...................    27
ADMINISTRATION..............................................    27
     Distribution of Contracts..............................    28
LEGAL PROCEEDINGS...........................................    28

                                                              PAGE
ITEM                                                          ----
REGISTRATION STATEMENT......................................    29
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....  F-56
APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")...............   A-1
APPENDIX B -- WITHDRAWALS AND WITHDRAWAL CHARGES............   B-1
APPENDIX C -- CONDENSED FINANCIAL INFORMATION...............   C-1

All financial representatives or agents that sell the contracts offered by this prospectus are required to deliver a prospectus.

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY -- AIG SunAmerica Life Assurance Company, We, Us, the insurer that issues this contract.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

LATEST ANNUITY DATE -- Your 90(th) birthday or 10(th) contract anniversary, whichever is later.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

TRUSTS -- Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

UNDERLYING FUND(S) -- The underlying series of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

------------------------------------------------------
------------------------------------------------------
                                   HIGHLIGHTS
------------------------------------------------------
------------------------------------------------------

     The Vista Capital Advantage Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

     FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY in the prospectus.

     EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct Separate Account charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY and EXPENSES IN THE PROSPECTUS.


     ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.


     DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.


     INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.


     INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number:
(800) 445-SUN2.

     AIG SUNAMERICA LIFE OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)......6%

TRANSFER FEE..........  No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                        per transfer

FOOTNOTE TO THE FEE TABLES:
  (1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years as follows

   YEARS:............................   1    2    3    4    5    6    7    8
                                       6%   6%   5%   5%   4%   3%   2%   0%

    THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING PORTFOLIO FEES AND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE
$30

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees......................  1.25%
    Distribution Expense Fee.............................  0.15%
                                                           -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES.............  1.40%
                                                           =====

    THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS. MORE DETAIL CONCERNING THE TRUSTS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUSTS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                               PORTFOLIO EXPENSES

         TOTAL ANNUAL UNDERLYING PORTFOLIO EXPENSES           MINIMUM   MAXIMUM
         ------------------------------------------           -------   -------
(expenses that are deducted from underlying portfolios of
the Trusts, including management fees, other expenses and
12b-1 fees, if applicable)..................................   0.54%     1.25%

--------------------------------------------------------------------------------

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fee, separate account annual expenses and fees and expenses of the underlying portfolios of the Trusts.

The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the underlying variable portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40% AND INVESTMENT IN AN UNDERLYING VARIABLE PORTFOLIO WITH TOTAL EXPENSES OF 1.25%)

        (1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $873    $1,337    $1,828     $3,028

        (2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $268    $  823    $1,405     $2,983

        (3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $273    $  837    $1,428     $3,028

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL CHARGES OF 1.40% AND INVESTMENT IN AN UNDERLYING VARIABLE PORTFOLIO WITH TOTAL EXPENSES OF 0.54%)

        (1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $802    $1,123    $1,471     $2,313

        (2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $197    $  609    $1,047     $2,264

        (3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $202    $  623    $1,071     $2,313

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as total annual underlying variable account operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage. Additional information on the portfolio company fees can be found in the accompanying Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume Separate Account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

            THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN
                 APPENDIX C -- CONDENSED FINANCIAL INFORMATION.

--------------------------------------------------------------------------------

                                  PERFORMANCE
--------------------------------------------------------------------------------

     We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

     When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

     Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

     AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues.
These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.
--------------------------------------------------------------------------------

          DESCRIPTION OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

SEPARATE ACCOUNT

     AIG SunAmerica Life originally established Variable Annuity Account Two (the "separate account") on May 24, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. AIG SunAmerica Life owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of AIG SunAmerica Life. Assets in the separate account are not guaranteed by AIG SunAmerica Life.

GENERAL ACCOUNT

     Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any AIG
SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------

                           VARIABLE PORTFOLIO OPTIONS
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

     The Variable Portfolios invest in shares of the Trusts listed below. The Variable Portfolios are only available through the purchase of certain insurance contracts.

     The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by AIG SunAmerica Life, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. Each Trust's advisers monitor for potential conflicts.

     The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST -- CLASS 1

     Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust ("AST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

     SUNAMERICA SERIES TRUST -- CLASS 1

     Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. SunAmerica Series Trust ("SAST") contains investment portfolios in addition to those listed here which are not available for investment under this contract.

STOCKS:

     MANAGED BY DAVIS ADVISORS

     -  Davis Venture Value Portfolio                                       SAST

     MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC

     -  Marsico Growth Portfolio                                            SAST

     MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

     -  MFS Total Return Portfolio                                          SAST

     MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

     -  International Growth and Income Portfolio                           SAST

BONDS:

     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLC

     -  Government & Quality Bond Portfolio                                  AST

CASH:

     MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC

     -  Cash Management Portfolio                                           SAST

     You should read the accompanying prospectuses for the Trusts carefully. These prospectuses contains detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

VOTING RIGHTS

     AIG SunAmerica Life is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

     We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

FIXED ACCOUNTS

     Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time (such as 1, 3 or 5 years) and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered.

     There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

     - Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

     - Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

     When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

     If you take money out of any available multi-year FAGP, before the end of the guarantee period, We make an adjustment to your contract. We refer to the adjustment as a market value adjustment ("MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the FAGP and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. Generally, if interest rates drop between the time you put your money into a FAGP and the time you take it out, We credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, We post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA. APPENDIX A SHOWS HOW WE CALCULATE AND APPLY THE MVA.

     All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see DOLLAR COST AVERAGING PROGRAM below for more details.

DOLLAR COST AVERAGING FIXED ACCOUNTS

     You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See DOLLAR COST AVERAGING PROGRAM below for more information.

--------------------------------------------------------------------------------

                                    EXPENSES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT CHARGES

     The Company deducts a mortality and expense risk charge in the amount of 1.40%, annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

     Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

     If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The insurance charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT BELOW.) Additionally, earnings in your contract may be withdrawn free of withdrawal charges. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies to that Purchase Payment. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:


------------------------------------------------------------------------------------------------------
         YEAR              1         2         3         4         5         6         7         8
------------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE       6%        6%        5%        5%        4%        3%        2%        0%
------------------------------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.

     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

     APPENDIX B provides more information on withdrawals and the withdrawal charge.

INVESTMENT CHARGES

     Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Underlying Funds. THE FEE TABLES ABOVE illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectuses for the Trusts.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee on a pro-rata basis from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE

     Generally, We currently permit 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE TRANSFERS DURING THE ACCUMULATION PHASE BELOW.

PREMIUM TAX

     Certain states charge the Company a tax on the premiums you pay into the contract ranging from 0% to 3.5%. We deduct from your contract these premium tax charges where applicable. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION  OR  ELIMINATION  OF  CHARGES  AND  EXPENSES,  AND  ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount each year. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of the contract year. The free withdrawal amount is the greater (1) 10% of your total Purchase Payments invested for at least one year and not yet withdrawn; only available for first withdrawal of contract year or (2) earnings in your contract. Total Purchase Payments are equal to your total Purchase Payments invested in the contract less any Purchase Payments withdrawn upon which a surrender charge was paid and the amount of the surrender charge. Additionally, once a Purchase Payment is no longer subject to withdrawal charges, it is no longer included when determining total Purchase Payments.

     Upon a full surrender of your contract, to the extent you previously withdraw Purchase Payments free of a withdrawal charge under the free withdrawal provision, we will recoup the full withdrawal charge on such amounts, as if that money was still invested in the contract on the date of surrender.

     We will waive the withdrawal charge upon payment of a death benefit. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

NURSING HOME WAIVER

     If your contract was issued with the appropriate rider and you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or the MVA on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your rider prohibits use of this waiver during the first 90 days after purchase. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

     In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and (3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     The Vista Capital Advantage Variable Annuity is a Flexible Payment Group Deferred Annuity Contract. AIG SunAmerica Life issues a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity Contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

ANNUITANT

     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     If you were less than age 70 when your contract was issued, the death benefit is equal to the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or

     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.

     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.

     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS BELOW.)

     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.

     The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.

     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the spouse continues the contract, we do not pay a death benefit to him or her.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     AIG SunAmerica Life discontinued new sales of the contract as of the close of business on October 11, 2000. AIG SunAmerica Life will continue to accept subsequent payments on existing contracts.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES BELOW.

--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $250
--------------------------------------------------------------------

     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse any Purchase Payment including one which would cause Total Purchase Payments to exceed $1,000,000 at the time of the Purchase Payment. Further, we reserve the right to aggregate all contracts having the same owners' and/or annuitants' social security or federal tax identification number for purposes of determining which contracts and/or purchase payments require Company pre-approval. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.

     We may refuse any Purchase Payment. In general, AIG SunAmerica Life will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 85.

ALLOCATION OF PURCHASE PAYMENTS

     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, AND FIXED ACCOUNT OPTIONS BELOW.

     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:

     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable
Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after

1 p.m. Pacific Standard Time. The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.

     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the MFS Total Return Portfolio. The value of an Accumulation Unit for the MFS Total Return Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the MFS Total Return Portfolio.

     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). AIG SunAmerica Life calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available fixed account options by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     Any transfer request will be priced as of the day it is received in good order by us if the request is processed before the close of the New York Stock Exchange ("NYSE"), usually at 1:00 p.m. Pacific Time. If the transfer request is processed after the NYSE closes, the request will be priced as of the next business day.

     Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

     TRANSFER POLICIES

     This product is not designed for contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading"). Such Short-Term Trading may create risks that may result in adverse effects on investment return of an underlying fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an underlying fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the underlying fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries. We have adopted administrative procedures to discourage Short-Term Trading.

     We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 ($10 in Pennsylvania and Texas) for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

     In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 15 transfers per contract year must be submitted in writing by United States Postal Service first-class mail ("U.S. Mail") until your next contract anniversary. We will not accept transfer requests sent by any other medium except U.S. Mail until your next contract anniversary. For purposes of determining the number of transfers for the U.S. Mail requirement, contracts subject to certain asset allocation services will be calculated on a calendar year instead of a contract year. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers for the U.S. Mail requirement. We try to ensure that the U.S. Mail Policy is uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

     In connection with our efforts to deter Short-Term Trading, we may become aware of trading activity that appears detrimental to the Variable Portfolios. If we determine that your transfer patterns among the Variable Portfolios and/or available fixed accounts reflect what we consider to be Short-Term Trading, we may require you to adhere to our U.S. Mail policy described above prior to reaching the specified number of transfers within the defined period for a period that we determine. To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the U.S. Mail Policy, we also reserve the right to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods, pass through to you redemption fees imposed by the underlying funds and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a financial representative acting for you and not to accept preauthorized transfer forms. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed below, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted.

     Some of the factors we may consider when determining whether to accelerate the U.S. Mail policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears  to be part of  a pattern of transfers  to
         take   advantage   of   short-term   market   fluctuations   or  market
         inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

     Notwithstanding the administrative procedures above, there may be limitations on the effectiveness of these procedures. Our ability to detect and deter Short-Term Trading may be limited by operational systems and technological limitations. Despite our efforts, we cannot guarantee that we will detect all Short-Term Trading. To the extent that we are unable to detect and deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the underlying fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We try to ensure that the restrictions and policies applicable to Short-Term Trading are uniformly and consistently applied to all contract owners. However, as discussed above, our ability to detect and deter Short-Term Trading may be limited. Therefore, Short-Term Trading may occur and the Variable Portfolios may be negatively impacted. We do not enter into agreements with contract owners whereby we permit Short-Term Trading in exchange for other investments in our products.

     As stated above, we try to ensure that the Short-Term Trading restrictions and policies apply uniformly and consistently to all contract owners with the exception of transfers that occur through omnibus group contracts . The Short-Term Trading policies and procedures, which include the U.S. Mail policy are not applied to such contracts. Omnibus group contracts may invest in the same underlying funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

     WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

     For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or DCAFAs (source account) to any other Variable Portfolio (target account). Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 15 free transfers per contract year. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Currently, there is no fee for participating in the DCA program.

     We may offer DCAFAs exclusively to facilitate the DCA program for a specified time period. The DCAFAs only accept new Purchase Payments. You cannot transfer money already in your contract into the DCAFAs. If you allocate new Purchase Payments into a DCAFA, we transfer all your money into the Variable Portfolios over the selected time period. You cannot change the option once selected.

     You may terminate the DCA program at any time. If money remains in the DCAFAs, we transfer the remaining money according to your instructions or to your current allocation on file. Upon termination of the DCA program, if money remains in the DCA fixed accounts, we transfer the remaining money to the same target account(s) as previously designated, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Marsico Growth Portfolio over six months. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
       MONTH               UNIT              PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                 75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

AUTOMATIC ASSET ALLOCATION REBALANCING PROGRAM

     Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages.

     Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Government & Quality Bond Portfolio and 50% in the Marsico Growth Portfolio. Over the next calendar quarter, the Government & Quality Bond Portfolio outperforms the Marsico Growth Portfolio. At the end of the calendar quarter, the Government & Quality Bond Portfolio now represents 60% of your holdings because it has increased in value and the Marsico Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Government & Quality Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Marsico Growth Portfolio to increase those holdings to 50%.

RETURN PLUS PROGRAM

     The Return Plus Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. The remaining principal is invested in the Variable Portfolio(s) of your choice.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;

     - by receiving income payments during the Income Phase. (SEE INCOME PHASE BELOW.)

     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE ABOVE.)

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES BELOW.)

     Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal charge, a MVA and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. AIG SunAmerica Life reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE

     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

     Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

     In   addition,  most  Qualified  contracts  require  you  to  take  minimum distributions after you reach age 70 1/2. (SEE TAXES BELOW.)

INCOME OPTIONS

     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.

     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract. Additionally, if variable payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed payments.

     Please read the SAI for a more detailed discussion of the income options.

     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica Life guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

     We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted from the Variable Portfolios to another Variable Portfolio or fixed account option. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE:  WE  PREPARED  THE  FOLLOWING  INFORMATION  ON  TAXES  AS  A  GENERAL
DISCUSSION OF THE SUBJECT. THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS

     If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you  die;
(3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

     The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner:
(1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

     Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

     Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

     You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

     Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

     You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

     The IRS issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

     A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

     If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

     The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable
Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

     These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

     We send out transaction confirmations and quarterly statements. During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

     During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

     It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. AIG SunAmerica Life pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 6.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica Life, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     The Company engages in various kinds of routine litigation. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matters disclosed below.

     A purported class action captioned NIKITA Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

     On November 23, 2004, American International Group, Inc. (AIG), the parent company and affiliated person of the Company ("Depositor") and AIG SunAmerica Capital Services, Inc. ("Distributor"), consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the Securities and Exchange Commission (SEC) alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (Exchange Act) and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (Securities Act) and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

     In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and, its affiliated persons, from, among other things, serving as an investment advisor or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
Section 9(a) of the

Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including the Depositor and Distributor, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the separate accounts through which your variable annuity is funded ("Separate Accounts"). The
Depositor and Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

     Additionally, AIG and AIG Financial Products Corp. (AIG-FP), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (DOJ). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

     The Depositor believes that the disgorgement and penalties are not likely to have a material adverse effect on the Separate Accounts. Nor does the Distributor believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Separate Accounts.

--------------------------------------------------------------------------------

                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     AIG SunAmerica Life Assurance Company (the "Company") was incorporated as Anchor National Life Insurance Company under the laws of the State of Arizona on April 12, 1965 while the Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, after which time it began doing business under its new name, AIG SunAmerica Life Assurance Company.

     The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement services and asset management.

     The Company has no employees; however, employees of AIGRS and other affiliates of the Company perform various services for the Company. AIGRS had approximately 1,900 employees at December 31, 2004, approximately 1,100 of whom perform services for the Company as well as for certain of its affiliates.

     The Company's primary activities are retirement services, herein discussed as annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts ("GICs"). The asset management operations are conducted by the Company's registered investment advisor subsidiary, AIG SunAmerica Asset Management Corp ("SAAMCo"), and its wholly owned distributor, AIG SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing administrator, AIG SunAmerica Fund Services, Inc. ("SFS"). See Note 13 of Notes to the Consolidated Financial Statements for operating results by segment.

     The Company ranks among the largest U.S. issuers of variable annuity contracts. The Company distributes its products and services through an extensive network of independent broker-dealers, full-service securities firms and financial institutions. In prior years, GICs were marketed directly to banks, municipalities, asset management firms and direct plan sponsors and through intermediaries, such as managers or consultants servicing these groups. In addition to distributing its variable annuity products through its nine affiliated broker-dealers, the Company distributes its products through a vast network of independent broker-dealers, full-service securities firms and financial institutions. In total, more than 84,000 independent sales representatives are appointed to sell the Company's annuity products. The Company's nine affiliated broker-dealers are among the largest networks of registered representatives in the nation. Sales through affiliated broker-dealers accounted for approximately a quarter of the Company's total annuity sales in 2004.

     The Company believes that demographic trends have produced strong consumer demand for long-term, investment-oriented products. According to U.S. Census Bureau projections, the number of individuals between the ages of 45 to 64 grew from 51 million to 69 million from 1994 to 2003, making this age group the fastest-growing segment of the U.S. population. Between 1994 and 2003, annual industry premiums from fixed and variable annuities increased from $155 billion to $267 billion.

     Benefiting from continued strong growth of the retirement savings market, industry sales of tax-deferred savings products have represented, for a number of years, a significantly larger source of new premiums for the U.S. life insurance industry than have traditional life insurance products. Recognizing the growth potential of this market, the Company focuses its life operations on the sale of variable annuity contracts. In recent years, the Company has enhanced its marketing efforts and expanded its offerings of fee-based variable annuity contracts. Variable accounts within the Company's variable annuity business entail no portfolio credit risk and requires significantly less capital support than the fixed accounts of variable annuity contracts ("Fixed Options"), which generate net investment income.

     The following table shows the Company's investment income, net realized investment losses and fee income for the year ended December 31, 2004 by primary product line or service:

                         NET INVESTMENT AND FEE INCOME


                                                               AMOUNT       PERCENT           PRIMARY PRODUCT OR SERVICE
                                                              ---------     --------   -----------------------------------------
                                                              (IN THOUSANDS, EXCEPT
                                                                 FOR PERCENTAGES)
Fee income:
  Variable annuity policy fees, net of reinsurance..........  $369,141       42.2%     Variable annuity contracts
  Asset management fees.....................................    89,569        10.2     Asset management
  Universal life policy fees, net of reinsurance............    33,899         3.9     Universal life products
  Surrender charges.........................................    26,219         3.0     Fixed and variable annuity contracts
  Other fees................................................    15,753         1.8     Asset management
                                                              --------       -----
  Total fee income..........................................   534,581        61.1
Investment income...........................................   363,594        41.6     Fixed annuity contracts and Fixed Options
Net realized investment losses..............................   (23,807)       (2.7)    Fixed annuity contracts and Fixed Options
                                                              --------       -----
Total net investment and fee income.........................  $874,368      100.0%
                                                              ========       =====



ANNUITY OPERATIONS - SEPARATE ACCOUNT


     The annuity operations principally engaged in the business of issuing variable annuity contracts directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuity contracts, universal life insurance contracts and GICs directed to the institutional marketplace.

     The Company's variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fees on the amounts earned in variable account options of its variable annuity products held in separate accounts and net investment income on the Fixed Options held in the general account. Variable annuity contracts offer retirement planning features similar to those offered by fixed annuity contracts, but differ in that the contract holder's rate of return is generally dependent upon the investment performance of the particular equity, fixed-income, money market or asset allocation fund selected by the contract holder. Because the investment risk is generally borne by the customer in all but the Fixed Options, these products require significantly less capital support than fixed annuity contracts.

     At December 31, 2004, variable product liabilities were $26.04 billion, of which $22.61 billion were held in separate accounts and $3.43 billion were the liabilities of the Fixed Options, held in the Company's general account. The Company's variable annuity products incorporate incentives, surrender charges and/or other restrictions to encourage persistency. At December 31, 2004, 71% of the Company's variable annuity liabilities held in separate accounts were subject to surrender penalties or other restrictions. The Company's variable annuity products also generally limit the number of transfers made in a specified period between account options without the assessment of a fee. The average size of a new variable annuity contract sold by the Company in 2004 was approximately $74,000.


ANNUITY OPERATIONS - GENERAL ACCOUNT


     The Company's general account obligations are fixed-rate products, principally Fixed Options, but also including fixed annuity contracts, GICs and universal life insurance contracts ("Fixed-Rate Products") issued in prior years. The Fixed Options provide interest rate guarantees of certain periods ranging up to ten years. Although the Company's annuity contracts remain in force an average of seven to ten years, approximately 77% of the reserves for fixed annuity contracts and Fixed Options, as well as the universal life insurance contracts, reprice annually at discretionary rates determined by the Company subject to a minimum rate guarantee ranging from 1.5% to 4.0%, depending on the contract. In repricing, the Company takes into account yield characteristics of its investment portfolio, surrender assumptions and competitive industry pricing, among other factors.

     In prior years, the Company augmented its retail annuity business with the sale of institutional products. At December 31, 2004, the Company had $211.4 million of fixed-maturity, variable-rate GIC obligations that reprice periodically based upon certain defined indices and $3.9 million of fixed-maturity, fixed-rate GICs.

     The Company designs its Fixed-Rate Products and conducts its investment operations in order to closely match the duration and cash flows of the assets in its investment portfolio to its fixed-rate obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed-rate securities. The Company's Fixed-Rate Products incorporate incentives, surrender charges and other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had incentives, surrender penalties and/or other restrictions at December 31, 2004.

INVESTMENT OPERATIONS

     The Company believes a portfolio principally composed of fixed-rate investments that generate predictable rates of return should back its liabilities for Fixed-Rate Products. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. The majority of the Company's invested assets are managed by an affiliate of AIG. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.


     For more information concerning the Company's investments, including the risks inherent in such investments, see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Capital Resources and Liquidity."


ASSET MANAGEMENT OPERATIONS

     Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, SAAMCo, which in turn has two wholly owned subsidiaries: SACS and SFS. Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. This contribution increased the Company's shareholder's equity by $150,653,000. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows have been restated for the years ended December 31, 2003 and 2002 for the addition and subtraction to pretax income of $16,345,000 and $4,464,000, respectively, to reflect the SAAMCo activity.

     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, serving as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

REGULATION

     The Company, in common with other insurers, is subject to regulation and supervision by the states and jurisdictions in which it does business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk based capital measurements, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks which may be insured under a single contract, deposits of securities for the benefit of contract holders, methods of accounting, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of contract holders rather than security holders.

     Risk-based capital ("RBC") standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The standards are intended to help identify inadequately capitalized companies and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer's size, but also on the risk profile of the insurer's operations. The RBC Model Law provides four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to actually placing the insurer under regulatory control. The statutory capital and surplus of the Company exceeded its RBC requirements as of December 31, 2004.

     The federal government does not directly regulate the business of insurance, however, the Company, its subsidiaries and its products are governed by federal agencies, including the Securities and Exchange Commission ("SEC"), the Internal Revenue Service and the self-regulatory organization, National Association of Securities Dealers, Inc. ("NASD"). Federal legislation and administrative policies in several areas, including financial services regulation, pension regulation and federal taxation, can significantly and adversely affect the insurance industry. The federal government has from time to time considered legislation relating to the deferral of taxation on the accretion of value within certain annuities and life insurance products, changes in the

Employee Retirement Income Security Act regulations, the alteration of the federal income tax structure and the availability of Section 401(k) and individual retirement accounts. Although the ultimate effect of any such changes, if implemented, is uncertain, both the persistency of our existing products and our ability to sell products may be materially impacted in the future.

     Recently there has been a significant increase in federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and life insurers issuing variable annuity products. These inquiries have focused on a number of issues including, among other items, after-hours trading, short-term trading (sometimes referred to as market timing), suitability, revenue sharing arrangements and greater transparency regarding compensation arrangements. There are several rule proposals pending at the SEC, the NASD and on a federal level, which, if passed, could have an impact on the business of the Company and/or its subsidiaries.

COMPETITION

     The businesses conducted by the Company are highly competitive. The Company competes with other life insurers, and also competes for customers' funds with a variety of investment products offered by financial services companies other than life insurance companies, such as banks, investment advisors, mutual fund companies and other financial institutions. In 2003, net annuity premiums written among the top 100 companies ranged from approximately $79 million to approximately $20 billion annually. The Company together with its affiliates ranked third largest of this group. The Company believes the primary competitive factors among life insurance companies for investment-oriented insurance products, such as annuities include product flexibility, net return after fees, innovation in product design, the insurer financial strength rating and the name recognition of the issuing company, the availability of distribution channels and service rendered to the customer before and after a contract is issued. Other factors affecting the annuity business include the benefits (including before-tax and after-tax investment returns) and guarantees provided to the customer and the commissions paid.

AVAILABLE INFORMATION

     AIG SunAmerica Life Assurance Company (the "Company") files annual, quarterly, and current reports and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains annual, quarterly, and current reports and other information that issuers (including the Company) file electronically with the SEC. The SEC's website is http://www.sec.gov. Additionally, any materials the Company files with the SEC may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company does not maintain a website.

     The Company makes available free of charge, Annual Reports on Form 10-K, Quarterly Reports of Form 10-Q and Current Reports of Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after such materials are electronically filed with, or furnished to the SEC.


SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION



     Indemnification for liabilities arising under the 1933 Act is provided to the Company's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Securities Act and unenforceable. If a claim for indemnification against such liabilities (other than for payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of the Company in connection with the securities registered under this prospectus, the Company will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. The Company will be governed by final judgment of the issue. However, if in the opinion of the Company's counsel this issue has been determined by controlling precedent, the Company will not submit the issue to a court for determination.


DESCRIPTION OF PROPERTY

     The Company's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California 90067. The Company, through an affiliate, also leases office space in Woodland Hills, California and Jersey City, New Jersey.

     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.

SELECTED FINANCIAL DATA

     The following selected financial data of the Company should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included elsewhere herein.

     The following selected financial date of the Company for years prior to December 31, 2004 have been restated as if the contribution of SAAMCo and its related subsidiaries were effective as of the earliest period reported below. The following amounts include only the subsidiaries of SAAMCo as of December 31, 2004.


                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                2004       2003       2002       2001       2000
                                                              --------   --------   --------   --------   --------
                                                                                 (IN THOUSANDS)
Results of Operations
Revenues:
Fee income, net of reinsurance..............................  $534,581   $427,091   $444,002   $481,945   $549,970
Investment income...........................................   363,594    402,923    387,355    370,198    398,168
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)   (59,784)   (15,177)
                                                              --------   --------   --------   --------   --------
  Total revenues............................................   874,368    799,660    765,546    792,359    932,961
Benefits and Expenses:
Interest expense............................................   222,749    240,213    238,129    244,614    264,493
Amortization of bonus interest..............................    10,357     19,776     16,277     11,938      3,824
General and administrative expenses.........................   131,612    119,093    115,210     99,232    138,955
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484    208,378    154,183
Annual commissions..........................................    64,323     55,661     58,389     58,278     56,473
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716     17,566     19,914
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492     17,839        614
                                                              --------   --------   --------   --------   --------
  Total benefits & expenses.................................   662,867    675,883    733,697    657,845    638,456
                                                              --------   --------   --------   --------   --------
Pretax income before cumulative effect of accounting
  change....................................................   211,501    123,777     31,849    134,514    294,505
Income tax expense..........................................     6,410     30,247        160     21,824     94,400
                                                              --------   --------   --------   --------   --------
Net income before cumulative effect of accounting change....   205,091     93,530     31,689    112,690    200,105
                                                              --------   --------   --------   --------   --------
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --    (10,342)        --
                                                              --------   --------   --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689   $102,348   $200,105
                                                              ========   ========   ========   ========   ========



     In 2004, the Company adopted AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), which was recorded as a cumulative effect of accounting change. (See Note 2 of Notes to Consolidated Financial Statements).

     In 2001, the Company adopted EITF 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" and Statement of Financial Accounting Standard 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133), which were recorded as a cumulative effect of accounting change.


                                                                                   DECEMBER 31,
                                                        -------------------------------------------------------------------
                                                           2004          2003          2002          2001          2000
                                                        -----------   -----------   -----------   -----------   -----------
                                                                                  (IN THOUSANDS)
Financial Position
Investments and cash..................................  $ 7,125,986   $ 7,124,633   $ 7,248,324   $ 6,294,148   $ 5,249,827
Variable annuity assets held in separate accounts.....   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Deferred acquisition costs and other deferred
  expenses............................................    1,606,870     1,505,328     1,436,802     1,419,498     1,286,456
Other assets..........................................      150,708       162,970       309,221       258,446       177,468
                                                        -----------   -----------   -----------   -----------   -----------
Total Assets..........................................  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                        ===========   ===========   ===========   ===========   ===========
Reserves for fixed annuity and fixed accounts of
  variable annuity contracts..........................  $ 3,948,158   $ 4,274,329   $ 4,285,098   $ 3,498,917   $ 2,778,229
Reserves for universal life insurance contracts.......    1,535,905     1,609,233     1,676,073     1,738,493     1,832,667
Reserves for guaranteed investment contracts..........      215,331       218,032       359,561       483,861       610,672
Variable annuity liabilities related to separate
  accounts............................................   22,612,451    19,178,796    14,758,642    18,526,413    20,393,820
Other payables and accrued liabilities................    1,172,594       794,031       831,138       839,032       268,201
Subordinated notes payable to affiliates..............           --        40,960        40,960        47,960        55,119
Deferred income taxes.................................      257,532       242,556       341,935       211,242        81,989
Shareholder's equity..................................    1,754,044     1,613,790     1,459,582     1,152,587     1,086,874
                                                        -----------   -----------   -----------   -----------   -----------
Total Liabilities and Shareholder's Equity............  $31,496,015   $27,971,727   $23,752,989   $26,498,505   $27,107,571
                                                        ===========   ===========   ===========   ===========   ===========


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's discussion and analysis of financial condition and results of operations of AIG SunAmerica Life Assurance Company (the "Company") for the years ended December 31, 2004 ("2004"), 2003 ("2003") and 2002 ("2002") follows.
Certain prior period amounts have been reclassified to conform to the current period's presentation.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, the Company, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Company's beliefs concerning future levels of sales and redemptions of the Company's products, investment spreads and yields, or the earnings and profitability of the Company's activities.

     Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing, competition, regulatory developments and industry consolidation. Others may relate to the Company specifically, such as credit, volatility and other risks associated with the Company's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the SEC. The Company disclaims any obligation to update forward-looking information.

CRITICAL ACCOUNTING POLICIES

     The Company considers its most critical accounting policies those policies with respect to valuation of certain financial instruments, amortization of deferred acquisition costs ("DAC") and other deferred expenses and the reserve for guaranteed benefits. In the implementation of each of the aforementioned policies, management is required to exercise its judgment on both a quantitative and qualitative basis. Further explanation of how management exercises that judgment follows.

     Valuation of Certain Financial Instruments: Gross unrealized losses on debt and equity securities available for sale amounted to $27.1 million at December 31, 2004. In determining if and when a decline in fair value below amortized cost is other than temporary, the Company evaluates at each reporting period the market conditions, offering prices, trends of earnings, price multiples, and other key measures for investments in debt and equity securities. In particular, for debt securities, the Company assesses the probability that all amounts due are collectible according to the contractual terms of the obligation. When such a decline in value is deemed to be other than temporary, the Company recognizes an impairment loss in the current period operating results to the extent of the decline (See also discussion within "Capital Resources and Liquidity" herein).


     Securities in the Company's portfolio with a carrying value of approximately $813.0 million at December 31, 2004 do not have readily determinable market prices. For these securities, the Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale. The Company's ability to liquidate its positions in these securities will be impacted to a significant degree by the lack of an actively traded market, and the Company may not be able to dispose of these investments in a timely manner. Although the Company believes its estimates reasonably reflect the fair value of those securities, the key assumptions about the risk-free interest rates, risk premiums, performance of underlying collateral, if any, and other factors may not reflect those of an active market.

     Amortization of Deferred Acquisition Costs and Other Deferred Expenses:
Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. Such costs are deferred and amortized over the estimated lives of the annuity contracts. Approximately 81% of the amortization of DAC and other deferred expenses was attributed to policy acquisition costs deferred by the annuity operations and 19% was attributed to the distribution costs deferred by the asset management operations. For the annuity operations, the Company amortizes DAC and other deferred expenses based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, Fixed Options and universal life insurance contracts) supporting these obligations, costs of providing contract guarantees and the level of expenses necessary to administer the policies. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when current or estimates of future gross profits to be realized from its annuity contracts are revised as more fully described below. Substantially all of the DAC balance attributed to annuity operations at December 31, 2004 related to variable annuity contracts.

     DAC amortization on annuities is impacted by surrender rates, claims costs, and the actual and assumed future growth rate of the assets supporting the Company's obligations under annuity policies. With respect to Fixed Options, the growth rate depends on the yield on the general account assets supporting those annuity contracts. With respect to the variable options of the variable annuity contracts, the growth rate depends on the performance of the investment options available under the annuity contract and the allocation of assets among these various investment options.

     The assumption the Company uses for the long-term annual net growth rate of the separate account assets in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows it to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would be approximately 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate assumption (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

     For the asset management operations, the Company defers distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or a contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). These costs are amortized on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. The carrying value of the deferred asset is subject to continuous review based on projected Distribution Fee Revenue. Amortization of deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

     Reserve for Guaranteed Benefits: Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") which was adopted on January 1, 2004, the Company is required to recognize a liability for guaranteed minimum death benefits and other guaranteed benefits. In calculating the projected liability, five thousand stochastically generated investment performance scenarios were developed using the Company's best estimates. These assumptions included, among others, mean equity return and volatility, mortality rates and lapse rates. The estimation of cash flow and the determination of the assumptions used require judgment, which can, at times, be subjective.


     Several of the guaranteed benefits are sensitive to equity market conditions. The Company uses the purchase of reinsurance and capital market hedging strategies to mitigate the risk of paying benefits in excess of account values as a result of significant downturns in equity markets. Risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility. Reinsurance or hedges are secured when the cost is less than the risk reduction. The Company expects to use either additional reinsurance or capital market hedges for risk mitigation on an opportunistic basis. Despite the purchase of reinsurance or hedges, the reinsurance or hedge secured may be inadequate to completely offset the effects of changes in equity markets.

BUSINESS SEGMENTS

     Effective January 1, 2004, SunAmerica Life Insurance Company (the "Parent"), the parent of the Company, contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo"), which in turn has two wholly owned subsidiaries:
AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS"). This contribution increased the Company's shareholder's equity by approximately $150.7 million (see Note 1 of Notes to Consolidated Financial Statements). Effective January 1, 2004, the Company's earnings include the asset management operations of SAAMCo, SACS and SFS. Prior year results have been restated to account for this contribution as if it had occurred at the beginning of the earliest period presented.


     The Company has two business segments: annuity operations and asset management operations. The annuity operations consist of the sale and administration of deposit-type insurance contracts, such as variable and fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts. The Company focuses primarily on the marketing of variable annuity products. The variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as Fixed Options. The Company earns fee income on amounts invested in the variable account options and net investment spread on the Fixed Options.


     The asset management operations are conducted by the Company's registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, servicing as investment advisor to certain variable investment portfolios offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

RESULTS OF OPERATIONS

     NET INCOME totaled $142.5 million in 2004, compared with $93.5 million in 2003 and $31.7 million in 2002.

     CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX reflected the adoption of SOP 03-1 on January 1, 2004. The Company recorded a loss of $62.6 million, net of tax, which is recognized in the consolidated statement of income and comprehensive income as a cumulative effect of accounting change for the year ended December 31, 2004.

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $211.5 million in 2004, compared with $123.8 million in 2003 and $31.8 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee and asset management fee income, partially offset by lower investment income and higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to reductions in net realized investment losses and amortization of DAC and other expenses.

     INCOME TAX EXPENSE totaled $6.4 million in 2004, $30.2 million in 2003 and $0.2 million in 2002 representing effective tax rates of 3%, 24% and 1%, respectively. The tax expense in 2004 included the benefit of $39.7 million resulting from the reduction of the prior year tax liability based on additional information becoming available. Excluding this benefit the effective tax rate is 22% in 2004. The unusually low effective tax rate for 2002 is due primarily to the lower relative pretax income without corresponding reductions in permanent tax differences. See Note 11 of the Notes to Consolidated Financial Statements for a reconciliation of income tax expense to the federal statutory rate.

ANNUITY OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $176.9 million in 2004, compared with $98.7 million in 2003 and $27.7 million in 2002. The increase in 2004 compared to 2003 was primarily due to higher variable annuity policy fee income and lower amortization of deferred acquisition costs and other deferred expenses partially offset by higher general and administrative and other expenses. The increase in 2003 compared to 2002 was primarily due to lower net realized investment losses and improved net investment income as customers allocated more dollars to the fixed rate portion of variable annuity contracts.

     NET INVESTMENT SPREAD, a non-GAAP measure, represents investment income less interest credited to Fixed-Rate Products is a key measurement used by the Company in evaluating the profitability of its annuity business. Investment income includes income earned on invested assets, as well as the mark-to-market on both purchased derivatives and embedded derivatives inherent in certain product guarantees. Accordingly, the Company presents an analysis of net investment spread because the Company has determined this measure to be useful and meaningful.

     In evaluating its investment yield and net investment spread, the Company calculates average invested assets using the amortized cost of bonds, notes and redeemable preferred stocks. This basis does not include unrealized gains and losses, which are reflected in the carrying value (i.e., fair value) of those investments pursuant to Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". In the calculation of average invested assets, the Company excludes collateral received from a securities lending program, which is offset by a securities lending payable in the same amount. The Company participates in a securities lending program with an affiliated agent, pursuant to which it lends its securities and primarily takes cash as collateral with respect to the securities lent. Participation in securities lending agreements provides additional net investment income for the Company, resulting from investment income earned on the collateral, less interest paid on the securities lending agreements and the related management fees paid to an affiliate to administer the program.

     An analysis of net investment spread and a reconciliation to pretax income before cumulative effect of accounting change is presented in the following table:


                                                                  YEARS ENDED DECEMBER 31,
                                                              ---------------------------------
                                                                2004        2003        2002
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
Investment income...........................................  $ 362,631   $ 398,304   $ 377,556
Interest credited to fixed annuity contracts and Fixed
  Options...................................................   (140,889)   (153,636)   (142,973)
Interest credited to universal life insurance contracts.....    (73,745)    (76,415)    (80,021)
Interest credited to guaranteed investment contracts........     (6,034)     (7,534)    (11,267)
                                                              ---------   ---------   ---------
Net investment spread.......................................    141,963     160,719     143,295
Net realized investment losses..............................    (24,100)    (30,354)    (65,811)
Fee income, net of reinsurance..............................    429,259     344,908     358,983
Amortization of bonus interest..............................    (10,357)    (19,776)    (16,277)
General and administrative expenses.........................    (93,188)    (83,013)    (79,287)
Amortization of DAC and other deferred expenses.............   (126,142)   (137,130)   (171,583)
Annual commissions..........................................    (64,323)    (55,661)    (58,389)
Claims on UL contracts, net of reinsurance recoveries.......    (17,420)    (17,766)    (15,716)
Guaranteed benefits, net of reinsurance recoveries..........    (58,756)    (63,268)    (67,492)
                                                              ---------   ---------   ---------
Pretax income before cumulative effect of accounting
  change....................................................  $ 176,936   $  98,659   $  27,723
                                                              =========   =========   =========


     Net investment spread totaled $142.0 million in 2004, compared to $160.7 million in 2003 and $143.3 million in 2002. These amounts equal 2.28% on average invested assets (computed on a daily basis) of $6.22 billion in 2004, 2.37% on average invested assets of $6.66 billion in 2003 and 2.41% on average invested assets of $6.09 billion in 2002. The decrease in net investment spread in 2004 from 2003 reflected results from lower average invested assets as discussed below and reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2003 and 2004. The increase in net investment spread in 2003 from 2002 resulted from substantial growth in average invested assets and effective management of interest crediting rates to offset lower yields available on invested assets.

     The components of net investment spread were as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   -----------
                                                                      (DOLLARS IN THOUSANDS)
Net investment spread.......................................  $   141,963   $   160,719   $   143,295
Average invested assets.....................................    6,216,792     6,656,360     6,086,517
Average interest-bearing liabilities........................   (5,942,627)   (6,407,102)   (5,962,521)
Yield on average invested assets............................         5.83%         5.98%         6.20%
Rate paid on average interest-bearing liabilities...........         3.71          3.71          3.93
                                                              -----------   -----------   -----------
Difference between yield and interest rate paid.............         2.12%         2.27%         2.27%
                                                              ===========   ===========   ===========
Net investment spread as a percentage of average invested
  assets....................................................         2.28%         2.41%         2.35%
                                                              ===========   ===========   ===========


     The decline in average invested assets resulted primarily from net exchanges from Fixed Options into the separate accounts of variable annuity contracts, partially offset by new deposits of Fixed Options. Deposits of Fixed Options and renewal deposits on its universal life insurance contracts totaled $1.41 billion 2004, $1.58 billion in 2003 and $1.78 billion in 2002, and are primarily deposits for the Fixed Options. Deposits of Fixed Options represent 24% in 2004, 27% in 2003 and 34% in 2002, of the related reserve balances at the beginning of the respective periods.

     Net investment spread includes the effect of income earned or interest paid on the difference between average invested assets and average interest-bearing liabilities. Average invested assets exceeded average interest-bearing liabilities by $274.2 million in 2004, compared with $249.3 million in 2003 and $124.0 million in 2002. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 2.12% in 2004 and 2.27% in 2003 and 2.27% in 2002.

     Investment income (and the related yields on average invested assets) totaled $362.6 million (5.83%) in 2004, compared with $398.3 million (5.98%) in 2003 and $377.6 million (6.20%) in 2002. The decrease in the investment yield primarily reflects the reinvesting in the historically low prevailing interest rate environment that has persisted throughout 2002, 2003 and 2004, as well as a $4.3 million reduction in income from the mark to market of the S&P 500 put options and the guaranteed minimum account value and guaranteed minimum withdrawal benefit embedded derivatives in 2004. Excluding the impact of the put options and embedded derivatives, investment income would have been $361.6 million (5.82%) and $393.0 million (5.90%) in 2004 and 2003, respectively. Expenses incurred to manage the investment portfolio amounted to $2.5 million in 2004, $2.3 million in 2003 and $2.4 million in 2002. These expenses are included as a reduction of investment income in the consolidated statement of income and comprehensive income.

     Interest expense (and the related rate paid on average interest-bearing liabilities) totaled $220.7 million (3.71%) in 2004, $237.6 million (3.71%) in 2003 and $234.3 million (3.93%) in 2002. Interest-bearing liabilities averaged $5.94 billion during 2004, $6.41 billion during 2003 and $5.96 billion during 2002.

     NET REALIZED INVESTMENT LOSSES totaled $24.1 million in 2004, $30.4 million in 2003 and $65.8 million in 2002 and include impairment writedowns of $21.1 million, $54.1 million and $57.3 million, respectively. Thus, net realized losses from sales and redemptions of investments totaled $3.0 million in 2004, compared with net realized gains of $23.7 million in 2003 and net realized losses of $8.5 million in 2002.

     The Company sold or redeemed invested assets, principally bonds and notes, aggregating $1.97 billion in 2004, $2.21 billion in 2003 and $1.60 billion in 2002. Sales of investments result from the active management of the Company's investment portfolio. Because redemptions of investments are generally involuntary and sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales and redemptions of investments fluctuate from period to period, and represent 0.05%, 0.36% and 0.14% of average invested assets for 2004, 2003 and 2002, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of the Company's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit, option, liquidity and interest-rate risk.

     Impairment writedowns include $21.1 million, $54.1 million and $57.3 million of provisions principally applied to bonds in 2004, 2003 and 2002, respectively. Impairment writedowns represent 0.34%, 0.81% and 0.96% of average invested assets in the respective periods. For the five years ended December 31, 2004, impairment writedowns as a percentage of average invested assets have ranged from 0.34% to 1.27% and have averaged 0.75%. Such writedowns are based upon estimates of the fair value of invested assets and recorded when declines in the value of such assets are considered to be other than temporary. Actual realization will be dependent upon future events.

     VARIABLE ANNUITY POLICY FEES, NET OF REINSURANCE are generally based on the market value of assets in the separate accounts supporting variable annuity contracts. Such fees totaled $369.1 million in 2004, $281.4 million in 2003 and $286.9 million in 2002 and are net of reinsurance premiums of $28.6 million, $30.8 million and $22.5 million, respectively. The increased fees in 2004 compared to 2003 primarily reflect the improved equity market conditions in 2004 and the latter part of 2003, and the resulting favorable impact on market values of the assets in the separate accounts. The decreased fees in 2003 as compared to 2002 reflected increased reinsurance premiums. Variable annuity policy fees represent 1.8%, 1.7% and 1.7% of average variable annuity assets in 2004, 2003 and 2002, respectively. Variable annuity assets averaged $20.41 billion, $16.32 billion and $16.45 billion during the respective periods. Variable annuity deposits, which exclude deposits allocated to the Fixed Options, totaled $2.65 billion in 2004, $1.73 billion in 2003 and $1.18 billion in 2002. These amounts represent 14%, 12% and 6% of variable annuity reserves at the beginning of the respective periods. The increase in variable annuity deposits in 2004 and 2003 reflected increased demand for variable annuity products due to the improved equity market conditions in 2004 and the latter part of 2003. Transfers from the Fixed Options to the separate accounts are not classified as variable annuity deposits. Accordingly, changes in variable annuity deposits are not necessarily indicative of the ultimate allocation by customers among fixed and variable account options of the Company's variable annuity products.

     Sales of variable annuity products (which include deposits allocated to the Fixed Options) ("Variable Annuity Product Sales") amounted to $4.01 billion, $3.27 billion and $2.92 billion in 2004, 2003 and 2002, respectively. Such sales primarily reflect those of the Company's Polaris and Seasons families of variable annuity products. The Company's variable annuity products are primarily multi-manager variable annuities that offer investors a choice of several variable funds as well as up to seven fixed funds, depending on the product. The increase in Variable Annuity Product Sales in 2004 and 2003 reflects the generally improved equity market conditions in 2004 and the latter part of 2003.

     The Company has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, from time to time, federal initiatives are proposed that could affect the taxation of annuities (see "Regulation").

     With respect to all reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. Due to the high credit ratings and periodic monitoring of these ratings of the reinsurers, such risks are considered to be minimal.

     UNIVERSAL LIFE INSURANCE POLICY FEES, NET OF REINSURANCE amounted to $33.9 million in 2004, $35.8 million in 2003 and $36.3 million in 2002 and are net of reinsurance premiums of $34.3 million, $33.7 million and $34.1 million, respectively. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. The administrative fees are assessed based on the number of policies in force as of the end of each month. The Company acquired its universal life insurance contracts as part of the acquisition of business from MBL Life Assurance Corporation on December 31, 1998 and does not actively market such contracts. Such fees represent 2.20%, 2.23% and 2.17% of average reserves for universal life insurance contracts in the respective periods.

     SURRENDER CHARGES on variable annuity and universal life insurance contracts totaled $26.2 million in 2004, $27.7 million in 2003 and $32.5 million in 2002. Surrender charge periods range from zero to nine years from the date a deposit is received. Surrender charges generally are assessed on withdrawals at declining rates.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $93.2 million in 2004, $83.0 million in 2003 and $79.3 million in 2002. The increase in 2004 results from higher information technology costs and payroll related expenses resulting from the servicing of a larger block of annuity contracts. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.


     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES totaled $126.1 million in 2004, compared with $137.1 million in 2003 and $171.6 million in 2002. DAC amortization in 2003 reflected a declining market which led to higher DAC amortization (i.e. impairments on specific products) during the first nine months of 2003 and is partially offset by an $18.0 million DAC unlocking. The higher amortization in 2002 was primarily related to lower estimates of future gross profits on variable annuity contracts compared to the prior years in light of the downturn in the equity markets in 2002, and additional variable annuity product sales over the last twelve months and the subsequent amortization of related deferred commissions and other direct selling costs.


     ANNUAL COMMISSIONS totaled $64.3 million in 2004, compared with $55.7 million in 2003 and $58.4 million in 2002. Annual commissions generally represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of the Company's variable annuity contracts. Substantially all of the Company's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. The vast majority of the Company's average balances of its variable annuity products are currently subject to such annual commissions.

     CLAIMS ON UNIVERSAL LIFE CONTRACTS, NET OF REINSURANCE RECOVERIES totaled $17.4 million in 2004, compared with $17.8 million in 2003 and $15.7 million in 2002 (net of reinsurance recoveries of $34.2 million in 2004, $34.0 million in 2003 and $29.2 million in 2002). The change in such claims resulted principally from changes in mortality experience and the reinsurance recoveries there on.

     GUARANTEED BENEFITS, NET OF REINSURANCE RECOVERIES on variable annuity contracts totaled $58.8 million in 2004, compared with $63.3 million in 2003 and $67.5 million in 2002 and are net of reinsurance recoveries of $2.7 million, $8.0 million and $8.4 million, respectively. These guaranteed benefits consist primarily of guaranteed minimum death benefits as well as immaterial amounts of earnings enhancement benefits and guaranteed minimum income benefits. These guarantees are described in more detail in the following paragraphs. The decrease during 2004 reflects the generally improved equity market conditions in 2004 and the latter part of 2003. Downturns in the equity markets could increase these expenses.


     Guaranteed minimum death benefits ("GMDB") are issued on a majority of the Company's variable annuity products. GMDB provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of
(1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. On January 1, 2004, the Company recorded a liability for guaranteed benefits including GMDB (see Note 2 of Notes to Consolidated Financial Statements) pursuant to adoption of a new accounting standard, SOP 03-1.


     Earnings enhancement benefit ("EEB") is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     Guaranteed minimum income benefit ("GMIB") is a feature the Company offers on certain variable annuity products. This feature provides a minimum fixed annuity payment guarantee for those contract holders who choose to receive fixed lifetime annuity payments after a seven, nine, or ten-year waiting period in their deferred annuity contracts. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The Company has eliminated offering a GMIB feature that guarantees a return in excess of the amount to be annuitized in order to mitigate its exposure.

     Guaranteed minimum account value ("GMAV") is a feature the Company offers on certain variable annuity products in the third quarter of 2002. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMAV benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period, as elected by the contract holder at the time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchased put options on the S&P 500 index to partially offset this risk. Changes in the market value of both the GMWB benefit and the put options are recorded in investment income in the accompanying consolidated statement of income and comprehensive income.

     Management expects substantially all of the Company's near-term exposure to guaranteed benefits will relate to GMDB and EEB. As sales of products with other guaranteed benefits increase, the Company expects these other guarantees to have an increasing impact on operating results, under current hedging strategies.

ASSET MANAGEMENT OPERATIONS

     PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE totaled $34.6 million in 2004, compared to $25.1 million in 2003 and $4.1 million in 2002. The increases in 2004 from 2003 resulted from the impact of higher average asset base and higher margin on account servicing fees, partially offset by increased amortization of DAC and other deferred expenses. The increase in 2003 from 2002 resulted from decreased amortization of DAC and other deferred expenses.

     ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed by SAAMCo in its mutual funds and certain variable annuity portfolios. Such fees totaled $89.6 million on average assets managed of $9.65 billion in 2004, $66.7 million on average assets managed of $8.15 billion in 2003 and $66.4 million on average assets managed of $7.64 billion in 2002. The increase in asset management fees is primarily the result of a higher average asset base and higher margin on account servicing fees. Mutual fund sales, excluding sales of money market accounts and private accounts, totaled $2.14 billion in 2004, compared to $2.23 billion in 2003 and $1.67 billion in 2002. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $1.56 billion in 2004, $1.55 billion in 2003 and $1.55 billion in 2002, which represent 20%, 25% and 25%, respectively, of average related mutual fund assets. The 4% decrease in mutual fund sales in 2004 compared to 2003 primarily reflects generally difficult equity market conditions in the second and third quarters of 2004. The increase in sales in 2003 principally reflects increasing demand for equity products, due to generally improved equity market conditions in the latter part of 2003.

     GENERAL AND ADMINISTRATIVE EXPENSES totaled $38.4 million in 2004, $36.1 million in 2003 and $35.9 million in 2002. General and administrative expenses increased in 2004 due primarily to higher employee-related costs.


     AMORTIZATION OF DEFERRED ACQUISITION COSTS AND OTHER DEFERRED EXPENSES includes amortization of distribution costs that totaled $31.5 million in 2004, compared with $23.0 million in 2003 and $35.9 million in 2002. The increased amortization in 2004 was primarily due to additional mutual fund sales and amortization of the deferred commissions thereon. In 2002, amortization of deferred acquisition costs and other deferred expenses included additional amortization of $24.2 million, resulting from certain distribution costs whose carrying value exceeded projected revenue.


CAPITAL RESOURCES AND LIQUIDITY

     SHAREHOLDER'S EQUITY increased to $1.75 billion at December 31, 2004 from $1.61 billion at December 31, 2003 due to $142.5 million of net income and $49.1 million of capital contribution from Parent partially offset by a $49.1 million tax effect on a distribution of investment and a $2.5 million dividend to the Parent.

     INVESTMENTS AND CASH at December 31, 2004 totaled $7.13 billion, compared with $7.14 billion at December 31, 2003. The Company's invested assets are managed by an affiliate. The following table summarizes the Company's portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") and other investments and cash at December 31, 2004 and 2003:


                                                                 DECEMBER 31, 2004         DECEMBER 31, 2003
                                                              -----------------------   -----------------------
                                                                 FAIR      PERCENT OF      FAIR      PERCENT OF
                                                                VALUE      PORTFOLIO      VALUE      PORTFOLIO
                                                              ----------   ----------   ----------   ----------
BOND PORTFOLIO:                                                    (IN THOUSANDS, EXCEPT FOR PERCENTAGES)
U.S. government securities..................................  $   30,300       0.4%     $   24,292       0.3%
Mortgage-backed securities..................................     956,567      13.4       1,191,817      16.7
Securities of public utilities..............................     332,038       4.7         365,150       5.1
Corporate bonds and notes...................................   2,902,829      40.8       2,697,142      37.9
Redeemable preferred stocks.................................      21,550       0.3          22,175       0.3
Other debt securities.......................................     917,743      12.9       1,205,224      16.9
                                                              ----------     -----      ----------     -----
Total Bond Portfolio........................................   5,161,027      72.5       5,505,800      77.2
Mortgage loans..............................................     624,179       8.7         716,846      10.1
Common stocks...............................................       4,902       0.1             727       0.0
Cash and short-term investments.............................     201,117       2.8         133,105       1.9
Securities lending collateral...............................     883,792      12.4         514,145       7.2
Other invested assets.......................................     250,969       3.5         254,010       3.6
                                                              ----------     -----      ----------     -----
Total investments and cash..................................  $7,125,986     100.0%     $7,124,633     100.0%
                                                              ==========     =====      ==========     =====


     The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, the Company has determined that all of the Bond Portfolio is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, the Company's need for liquidity and other similar factors.

     THE BOND PORTFOLIO, which constituted 72% of the Company's total investment portfolio at December 31, 2004, had an aggregate fair value that was $153.2 million greater than its amortized cost at December 31, 2004, compared with $154.6 million at December 31, 2003.

     At December 31, 2004, the Bond Portfolio had an aggregate fair value of $5.16 billion and an aggregate amortized cost of $5.01 billion. At December 31, 2004, the Bond Portfolio (excluding $21.6 million of redeemable preferred stocks) included $4.50 billion of bonds rated by Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch ("Fitch") and $638.1 million of bonds rated by the National Association of Insurance Commissioners ("NAIC") or the Company pursuant to statutory ratings guidelines established by the NAIC. At December 31, 2004, approximately $4.75 billion of the Bond Portfolio was investment grade, including $986.8 million of mortgage-backed securities ("MBS") and U.S. government/agency securities.

     At December 31, 2004, the Bond Portfolio included $386.4 million of bonds that were not investment grade. These non-investment-grade bonds accounted for approximately 1% of the Company's total assets and approximately 5% of its invested assets. Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. An economic downturn could produce higher than average issuer defaults on the non-investment-grade securities, which could cause the Company's investment returns and net income to decline. At December 31, 2004, the Company's non-investment-grade bond portfolio consisted of 171 issues with no single issuer representing more than 10% of the total non-investment-grade portfolio. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial services and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

     The table below summarizes the Company's rated bonds by rating classification as of December 31, 2004.

                      RATED BONDS BY RATING CLASSIFICATION


             ISSUES RATED BY                          ISSUES NOT RATED BY
            S&P/MOODY'S/FITCH                 S&P/MOODY'S/FITCH, BY NAIC CATEGORY                      TOTAL
------------------------------------------   -------------------------------------   ------------------------------------------
S&P/MOODY'S/FITCH  AMORTIZED    ESTIMATED        NAIC       AMORTIZED   ESTIMATED    AMORTIZED    ESTIMATED    PERCENT OF TOTAL
   CATEGORY(1)        COST      FAIR VALUE   CATEGORY(2)      COST      FAIR VALUE      COST      FAIR VALUE   INVESTED ASSETS
-----------------  ----------   ----------   ------------   ---------   ----------   ----------   ----------   ----------------
                                                    (DOLLARS IN THOUSANDS)
AAA+ to A-
(Aaa to A3)
[AAA to A-]        $2,888,647   $2,964,803        1         $266,034     $270,334    $3,154,681   $3,235,137        45.40%

BBB+ to BBB-
(Baa to Baa3)
[BBB+ to BBB-]      1,203,109    1,233,692        2          276,973      284,221     1,480,082    1,517,913        21.30%

BB+ to BB-
(Bal to Ba3)
[BB+ to BB-]          133,070      138,091        3           36,371       36,462       169,441      174,553         2.45%

B+ to B-
(Bl to B3)
[B+ to B-]            129,347      140,699        4           11,600       11,524       140,947      152,223         2.14%

CCC+ to CCC-
(Caal to Caa3)
[CCC+ to CCC-]         18,954       19,353        5            7,305        6,695        26,259       26,048         0.37%

CC to D
(Ca to C)
[CC to D]               1,842        4,722        6           14,476       28,880        16,318       33,602         0.47%
                   ----------   ----------                  --------     --------    ----------   ----------
TOTAL RATED
ISSUES             $4,374,969   $4,501,360                  $612,759     $638,116    $4,987,728   $5,139,476
                   ==========   ==========                  ========     ========    ==========   ==========


Footnotes to the table of Rated Bonds by Rating Classification


(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's and Fitch ratings if rated by multiple agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for non-defaulted bonds plus one category 6, for bonds in or near default. These six categories correspond with the S&P/ Moody's/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $131.5 million of assets that were rated by the Company pursuant to applicable NAIC rating guidelines.


     The valuation of invested assets involves obtaining a fair value for each security. The source for the fair value is generally from market exchanges, with the exception of non-traded securities.

     Another aspect of valuation pertains to impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. In general, a security is considered a candidate for impairment if it meets any of the following criteria:

     - Trading at a significant discount to par, amortized cost (if lower) or cost for an extended period of time;

     - The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

     - In the opinion of the Company's management, it is unlikely the Company will realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Once a security has been identified as potentially impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price.

     The Company has the ability to hold any security to its stated maturity. Therefore, the decision to sell reflects the judgment of the Company's management that the security sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflects management's judgment that the risk-discounted anticipated ultimate recovery is less than the value achieved on sale.

     As a result of these policies, the Company recorded pretax impairment writedowns of $21.1 million, $54.1 million and $57.3 million in 2004, 2003 and 2002, respectively. No individual impairment loss, net of DAC and taxes, during the year exceeded 10% of the Company's net income for the year ended December 31, 2004.

     Excluding the impairments noted above, the changes in fair value for the Company's Bond Portfolio, which constitutes the vast majority of the Company's investments, were recorded as a component of other comprehensive income in shareholder's equity as unrealized gains or losses.

     At December 31, 2004, the fair value of the Company's Bond Portfolio aggregated $5.16 billion. Of this aggregate fair value, approximately 0.03% represented securities trading at or below 75% of amortized cost. The impact of unrealized losses on net income will be further mitigated upon realization, because realization will result in current decreases in the amortization of DAC and decreases in income taxes.

     At December 31, 2004, approximately $3.91 billion, at amortized cost, of the Bond Portfolio had a fair value of $4.09 billion resulting in an aggregate unrealized gain of $180.3 million. At December 31, 2004, approximately $1.10 billion, at amortized cost, of the Bond Portfolio had a fair value of $1.07 billion resulting in an aggregate unrealized loss of $27.1 million. No single issuer accounted for more than 10% of unrealized losses. Approximately 36%, 15% and 11% of unrealized losses were from the financial services, transportation and noncyclical consumer products industries, respectively. No other industry accounted for more than 10% of unrealized losses.

     The amortized cost of the Bond Portfolio in an unrealized loss position at December 31, 2004, by contractual maturity, is shown below.


                                                              AMORTIZED COST
                                                              --------------
                                                              (IN THOUSANDS)
Due in one year or less.....................................    $   46,250
Due after one year through five years.......................       422,237
Due after five years through ten years......................       389,073
Due after ten years.........................................       243,973
                                                                ----------
Total.......................................................    $1,101,533
                                                                ==========

     The aging of the Bond Portfolio in an unrealized loss position at December 31, 2004 is shown below:

                          LESS THAN OR EQUAL TO 20%         GREATER THAN 20% TO 50%              GREATER THAN 50%
                              OF AMORTIZED COST                OF AMORTIZED COST                OF AMORTIZED COST
                       -------------------------------   ------------------------------   ------------------------------
                       AMORTIZED    UNREALIZED           AMORTIZED   UNREALIZED           AMORTIZED   UNREALIZED
MONTHS                    COST         LOSS      ITEMS     COST         LOSS      ITEMS     COST         LOSS      ITEMS
------                 ----------   ----------   -----   ---------   ----------   -----   ---------   ----------   -----
                                                            (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73     $    --     $    --       --      $ --        $  --        --
  7-12                    387,123      (6,808)     57          --          --       --        --           --        --
  >12                     171,695      (7,108)     22      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,014,636    $(18,044)    152     $17,477     $(4,046)       3      $ --        $  --        --
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Below Investment
  Grade Bonds
  0-6                  $   28,496    $ (1,806)     13     $    --     $    --       --      $452        $(292)        3
  7-12                      8,773        (489)      8          --          --       --        --           --        --
  >12                      31,699      (2,467)     11          --          --       --        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $   68,968    $ (4,762)     32     $    --     $    --       --      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====
Total Bonds
  0-6                  $  484,314    $ (5,934)     86     $    --     $    --       --      $452        $(292)        3
  7-12                    395,896      (7,297)     65          --          --       --        --           --        --
  >12                     203,394      (9,575)     33      17,477      (4,046)       3        --           --        --
                       ----------    --------     ---     -------     -------     ----      ----        -----      ----
  Total                $1,083,604    $(22,806)    184     $17,477     $(4,046)       3      $452        $(292)        3
                       ==========    ========     ===     =======     =======     ====      ====        =====      ====


                                    TOTAL
                       -------------------------------
                       AMORTIZED    UNREALIZED
MONTHS                    COST         LOSS      ITEMS
------                 ----------   ----------   -----
                           (DOLLARS IN THOUSANDS)
Investment Grade
  Bonds
  0-6                  $  455,818    $ (4,128)     73
  7-12                    387,123      (6,808)     57
  >12                     189,172     (11,154)     25
                       ----------    --------     ---
  Total                $1,032,113    $(22,090)    155
                       ==========    ========     ===
Below Investment
  Grade Bonds
  0-6                  $   28,948    $ (2,098)     16
  7-12                      8,773        (489)      8
  >12                      31,699      (2,467)     11
                       ----------    --------     ---
  Total                $   69,420    $ (5,054)     35
                       ==========    ========     ===
Total Bonds
  0-6                  $  484,766    $ (6,226)     89
  7-12                    395,896      (7,297)     65
  >12                     220,871     (13,621)     36
                       ----------    --------     ---
  Total                $1,101,533    $(27,144)    190
                       ==========    ========     ===

     In 2004, the pretax realized losses incurred with respect to the sale of fixed-rate securities in the Bond Portfolio was $12.6 million. The aggregate fair value of securities sold was $140.3 million, which was approximately 92% of amortized cost. The average period of time that securities sold at a loss during 2004 were trading continuously at a price below amortized cost was approximately 21 months.

     The valuation for the Company's Bond Portfolio comes from market exchanges or dealer quotations, with the exception of non-traded securities. The Company considers non-traded securities to mean certain fixed income investments and certain structured securities. The aggregate fair value of these securities at December 31, 2004 was approximately $813.0 million. The Company estimates the fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company uses its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities. All such securities are classified as available for sale.

     For certain structured securities, the carrying value is based on an estimate of the security's future cash flows pursuant to the requirements of Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The change in carrying value is recognized in income.

     Each of these investment categories is regularly tested to determine if impairment in value exists. Various valuation techniques are used with respect to each category in this determination.

     Senior secured loans ("Secured Loans") are included in the Bond Portfolio and aggregated $277.2 million at December 31, 2004. Secured Loans are senior to subordinated debt and equity and are secured by assets of the issuer. At December 31, 2004, Secured Loans consisted of $190.1 million of privately traded securities and $87.1 million of publicly traded securities. These Secured Loans are composed of loans to 59 borrowers spanning 10 industries, with 26%, 18%, 15%, 12% and 11% from the utilities, telecommunications, transportation, noncyclical consumer products and cyclical consumer products industries, respectively. No other industry constituted more than 10% of these assets.

     While the trading market for the Company's privately traded Secured Loans is more limited than for publicly traded issues, participation in these transactions has enabled the Company to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans.

     MORTGAGE LOANS aggregated $624.2 million at December 31, 2004 and consisted of 100 commercial first mortgage loans with an average loan balance of approximately $6.2 million, collateralized by properties located in 30 states. Approximately 32% of this portfolio was office, 17% was manufactured housing, 17% was multifamily residential, 11% was industrial, 11% was hotels, and 12% was other types. At December 31, 2004, approximately 27%, 11% and 10% of this portfolio were secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of this portfolio was secured by properties located in any other single state. At December 31, 2004, 13 mortgage loans have an outstanding balance of $10 million or more, which collectively aggregated approximately 45% of this portfolio. At December 31, 2004, approximately 42% of the mortgage loan portfolio consisted of loans with balloon payments due before January 1, 2008. During 2004 and 2003, loans delinquent by more than 90 days, foreclosed loans and structured loans have not been significant in relation to the total mortgage loan portfolio.

     Substantially all of the mortgage loan portfolio has been originated by the Company under its underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

     SECURITIES LENDING COLLATERAL totaled $883.8 million at December 31, 2004, compared to $514.1 million at December 31, 2003, and consisted of cash collateral invested in highly rated short-term securities received in connection with the Company's securities lending program. The increase in securities lending collateral in 2004 results from increased demand for securities in the Company's portfolio. Although the cash collateral is currently invested in highly rated short-term securities, the applicable collateral agreements permit the cash collateral to be invested in highly liquid short and long-term investment portfolios. At least 75% of the portfolio's short-term investments must have external issue ratings of A-1/P-1, one of the highest ratings for short-term credit quality. Long-term investments include corporate notes with maturities of five years or less and a credit rating by at least two nationally recognized statistical rating organizations ("NRSRO"), with no less than a S&P rating of A or equivalent by any other NRSRO.

     ASSET-LIABILITY MATCHING is utilized by the Company in an effort to minimize the risks of interest rate fluctuations and disintermediation (i.e. the risk of being forced to sell investments during unfavorable market conditions). The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, default rates and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's Fixed-Rate Products incorporate incentives, surrender charges and/or other restrictions in order to encourage persistency. Approximately 77% of the Company's reserves for Fixed-Rate Products had surrender penalties or other restrictions at December 31, 2004.

     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used interest rate scenarios. With the results of these computer simulations, the Company can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its Fixed-Rate Products and conducting its investment operations to closely match the duration and cash flows of the fixed-rate assets to that of its fixed-rate liabilities. The fixed-rate assets in the Company's asset-liability modeling include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; policy loans; and investments in limited partnerships that invest primarily in fixed-rate securities. At December 31, 2004, these assets had an aggregate fair value of $6.17 billion with an option-adjusted duration of 3.2 years. The Company's fixed-rate liabilities include Fixed Options, as well as universal life insurance, fixed annuity and GIC contracts. At December 31, 2004, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $5.54 billion with an option-adjusted duration of 3.6 years. The Company's potential exposure due to a relative 10% decrease in prevailing interest rates from its December 31, 2004 levels is a loss of approximately $0.3 million, representing an increase in fair value of its fixed-rate liabilities that is not offset by an increase in fair value of its fixed-rate assets. Because the Company actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

     Option-adjusted duration is a common measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5.0 years is expected to decrease in value by approximately 5%. The Company estimates the option-adjusted duration of its assets and liabilities using a number of different interest rate scenarios, assuming continuation of existing investment and interest crediting strategies, including maintaining an appropriate level of liquidity. Actual company and contract owner behaviors may be different than was assumed in the estimate of option-adjusted duration and these differences may be material.

     A significant portion of the Company's fixed annuity contracts (including the Fixed Options) has reached or is near the minimum contractual guaranteed rate (generally 3%). Continual declines in interest rates could cause the spread between the yield on the portfolio and the interest rate credited to policyholders to deteriorate.

     The Company has had the ability, limited by minimum interest rate guarantees, to respond to the generally declining interest rate environment in the last five years by lowering crediting rates in response to lower investment returns. See the earlier discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for additional information on the calculation of investment yield and net investment spread used by the Company's management as a key component in evaluating the profitability of its annuity business. The trends experienced during 2004, 2003 and 2002 in the Company's yield on average invested assets and rate of interest credited on average interest-bearing liabilities, compared to the market trend in long-term interest rates as illustrated by the average ten-year U.S. Treasury bond rate, are presented in the following table:

                                                              2004   2003   2002
                                                              ----   ----   ----
AVERAGE 10-YEAR U.S. TREASURY BOND RATE:....................  4.26%  4.01%  4.61%
AIG SunAmerica Life Assurance Company:
  Average yield on Bond Portfolio...........................  5.66   5.75   6.23
  Rate paid on average interest-bearing liabilities.........  3.71   3.71   3.93

     Since the Company's investing strategy is to hold fixed-rate assets for long-term investment, the Company's average yield tends to trail movements in the average U.S. treasury yield. For further discussion on average yield on the bond portfolio and the rate paid on average interest-bearing liabilities, see discussion on "Investment Spread."

     As a component of its asset-liability management strategy, the Company may utilize interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

     The Company seeks to enhance its spread income with dollar roll repurchase agreements ("Dollar Roll Repos"). Dollar Roll Repos involve a sale of MBS by the Company and an agreement to repurchase substantially similar MBS at a later date at an agreed upon price. No Dollar Roll Repos were outstanding at December 31, 2004. The Company also seeks to provide liquidity by investing in MBS. MBS are generally investment-grade securities collateralized by large pools of mortgage loans. MBS generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

     There are risks associated with some of the techniques the Company uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with the Company's Dollar Roll Repos and Swap Agreements is counterparty risk. The Company believes, however, that the counterparties to its Dollar Roll Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. It is the Company's policy that these agreements are entered into with counterparties who have a debt rating of A/A2 or better from both S&P and Moody's. The Company continually monitors its credit exposure with respect to these agreements. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, the Company's Swap Agreements are intended to hedge variable-rate assets or liabilities. The primary risk associated with MBS is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase such a security, the Company assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once such a security is purchased, the Company monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

     INVESTED ASSETS EVALUATION is routinely conducted by the Company. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In conducting these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral. For investments in partnerships, management reviews the financial statements and other information provided by the general partners.

     The carrying values of investments that are determined to have declines in value that are other than temporary are reduced to net realizable value and, in the case of bonds, no further accruals of interest are made. The provisions for impairment on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days. Impairment losses on securitized assets are recognized if the fair value of the security is less than its book value, and the net present value of expected future cash flows is less than the net present value of expected future cash flows at the most recent (prior) estimation date.

     DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $40.1 million of bonds at December 31, 2004, and constituted approximately 0.6% of total invested assets. At December 31, 2003, defaulted investments totaled $49.6 million of bonds, which constituted approximately 0.7% of total invested assets.

     SOURCES OF LIQUIDITY are readily available to the Company in the form of the Company's existing portfolio of cash and short-term investments, reverse repurchase agreement capacity on invested assets and, if required, proceeds from invested asset sales. The Company's liquidity is primarily derived from operating cash flows from annuity operations. At December 31, 2004, approximately $4.09 billion of the Bond Portfolio had an aggregate unrealized gain of $180.3 million, while approximately $1.07 billion of the Bond Portfolio had an aggregate unrealized loss of $27.1 million. In addition, the Company's investment portfolio currently provides approximately $44.0 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of the Company's annuity products have been more than sufficient in amount to satisfy the Company's liquidity needs.

     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing Fixed-Rate Products to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Dollar Roll Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

     In a declining interest rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its Fixed-Rate Products. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.

     If a substantial portion of the Company's Bond Portfolio diminished significantly in value and/or defaulted, the Company would need to liquidate other portions of its investment portfolio and/or arrange financing. Such events that may cause such a liquidity strain could be the result of economic collapse or terrorist acts.

     Management believes that the Company's liquid assets and its net cash provided by operations will enable the Company to meet any foreseeable cash requirements for at least the next twelve months.

GUARANTEES AND OTHER COMMITMENTS

     The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195.4 million. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent, under which the Parent will share in $62.6 million of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service examined the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

     At December 31, 2004, the Company held reserves for GICs with maturity dates as follows: $186.5 million in 2005 and $28.8 million in 2024.

RECENTLY ISSUED ACCOUNTING STANDARDS


     In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." (For further discussion see Note 2 of Notes to Consolidated Financial Statements.)

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

QUANTITATIVE AND QUALITATIVE DISCLOSURES

     The quantitative and qualitative disclosures about market risk are contained in the Asset-Liability Matching section of Management's Discussion and Analysis of Financial Condition and Results of Operations.

DIRECTORS AND OFFICERS

     Directors are elected for one year terms at the annual meeting of the shareholder. They receive no additional compensation for serving as directors. The board of directors elects executive officers to one year terms subject to removal at the board's discretion. The directors and principal officers of AIG SunAmerica Life Assurance Company (the "Company") as of March 31, 2005 are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

                                                           YEAR
                                                         ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE
NAME                       AGE      PRESENT POSITION     POSITION              WITHIN LAST FIVE YEARS               FROM-TO
----                       ---   ----------------------  --------   ---------------------------------------------  ---------
Jay S. Wintrob*..........  48    Chairman and Chief        2001     Chief Executive Officer, AIGRS, SunAmerica     2001-
                                 Executive Officer                  Life Insurance Company ("SALIC") and First     2001-
                                                                    SunAmerica Life Insurance Company ("FSA")
                                                                    President, FSA                                 2001-
                                                                    President, AIGRS                               2000-
                                                                    Chief Operating Officer, AIGRS                 1998-2000
                                                                    Vice Chairman, AIGRS (Joined AIGRS in 1987)    1995-2000
James R. Belardi*........  48    Senior Vice President     1994     President, SALIC                               2002-
                                                                    Executive Vice President, AIGRS (Joined AIGRS  1995-
                                                                    in 1986)
Marc H. Gamsin*..........  49    Senior Vice President     1999     Executive Vice President, AIGRS                2001-
                                                                    Senior Vice President, SALIC and FSA           1999-
                                                                    Executive Vice President SunAmerica            1998-
                                                                    Investments, Inc.
N. Scott Gillis*.........  51    Senior Vice President     2003     Chief Financial Officer, AIGRS, SALIC and FSA  2003-
                                 and Chief Financial                Senior Vice President, AIGRS                   2002-
                                 Officer                            Controller, AIGRS                              2000-
                                                                    Vice President, AIGRS (Joined AIGRS in 1985)   1998-2002
Jana W. Greer*...........  53    President                 2002     Executive Vice President, AIGRS                2001-
                                                                    President, SunAmerica Retirement Markets,      1996-
                                                                    Inc.                                           1994-
                                                                    Senior Vice President, SALIC and FSA           1992-2000
                                                                    Senior Vice President, AIGRS (Joined AIGRS in
                                                                    1974)
Michael J. Akers.........  55    Senior Vice President     2003     Chief Actuary, AIGRS                           2003-
                                                                    Senior Vice President, SALIC and FSA           2003-
                                                                    Senior Vice President, AIGRS                   2002-
                                                                    Senior Vice President and Chief Actuary, The   1999-2002
                                                                    Variable Annuity Life Insurance Company
Christine A. Nixon.......  40    Senior Vice President,    2003     Senior Vice President, General Counsel and     2003-
                                 General Counsel and                Secretary, SALIC and FSA
                                 Secretary                          Chief Compliance Officer, AIGRS                2003
                                                                    Secretary and Deputy Chief Legal Counsel,      2002-
                                                                    AIGRS                                          2000-
                                                                    Vice President, AIGRS (Joined AIGRS in 1993)   1997-2000
                                                                    Associate General Counsel, AIGRS
Gregory M. Outcalt.......  42    Senior Vice President     2000     Vice President, SunAmerica Investments, Inc.   2002-
                                                                    Senior Vice President, SALIC and FSA (Joined   2000-
                                                                    AIGRS in 1986)


                           DIRECTOR
NAME                        SINCE
----                       --------
Jay S. Wintrob*..........    1990
James R. Belardi*........    1990
Marc H. Gamsin*..........    2000
N. Scott Gillis*.........    2000
Jana W. Greer*...........    1993
Michael J. Akers.........      --
Christine A. Nixon.......      --
Gregory M. Outcalt.......      --

                                                           YEAR
                                                         ASSUMED    OTHER POSITIONS AND OTHER BUSINESS EXPERIENCE
NAME                       AGE      PRESENT POSITION     POSITION              WITHIN LAST FIVE YEARS               FROM-TO
----                       ---   ----------------------  --------   ---------------------------------------------  ---------
Stewart Polakov..........  45    Senior Vice President     2003     Senior Vice President and Controller, FSA and  2003-
                                 and Controller                     SALIC
                                                                    Vice President, SALIC and FSA (Joined AIGRS    1997-2003
                                                                    in 1991)
Edwin R. Raquel..........  47    Senior Vice President     1995     Senior Vice President and Chief Actuary,       1995-
                                 and Chief Actuary                  SALIC and FSA (Joined AIGRS in 1990)
Mallary L. Reznik........  36    Vice President            2005     Vice President, FSA                            2005-
                                                                    Associate General Counsel, AIGRS               1998-
Stephen J. Stone.........  46    Vice President            2005     Vice President, FSA                            2005-
                                                                    Senior Portfolio Manager, Allstate Insurance   1989-2004
                                                                    Company
Edward T. Texeria........  40    Vice President            2003     Vice President, SALIC and FSA                  2003-
                                                                    Assistant Controller, AIGRS                    2003-
                                                                    Assistant Controller, SALIC and FSA            2000-2003
                                                                    Senior Manager, Assurance and Advisory         1994-2000
                                                                    Business Services, Ernst & Young LLP


                           DIRECTOR
NAME                        SINCE
----                       --------
Stewart Polakov..........      --
Edwin R. Raquel..........      --
Mallary L. Reznik........      --
Stephen J. Stone.........      --
Edward T. Texeria........      --


---------------

* Also serves as a director

     The Company does not have an audit committee and relies on the Audit Committee of the Board of Directors of AIG.

EXECUTIVE COMPENSATION

     The Company's executive officers provide services for the Company, its subsidiaries and, for certain officers, its affiliates. Allocations have been made to the Company and its subsidiaries based upon each individual's time devoted to his or her duties for the Company and its subsidiaries. All compensation information provided under this Item 11 is based on these allocations.

     The following table sets forth allocable compensation awarded to, earned by or paid to the Company's chief executive officer and four other most highly compensated executive officers for the years ended December 31, 2004, 2003 and 2002:

                           SUMMARY COMPENSATION TABLE


                                                                          LONG TERM COMPENSATION
                                          ANNUAL COMPENSATION           ---------------------------
                                   ----------------------------------     SECURITIES
NAME AND                                                 OTHER ANNUAL     UNDERLYING        LTIP         ALL OTHER      SICO LTIP
PRINCIPAL POSITION          YEAR    SALARY    BONUS(1)   COMPENSATION   OPTIONS (#)(2)   PAYOUTS(3)   COMPENSATION(4)   AWARDS(5)
------------------          ----   --------   --------   ------------   --------------   ----------   ---------------   ---------
Jay S. Wintrob............  2004   $ 84,500   $104,000     $21,580           6,500        $194,526      $    5,068      $341,484
  Chief Executive Officer   2003     86,125     71,500      18,330          10,400         183,365           3,041            --
                            2002    316,050    215,600      56,840          19,600         719,992       2,467,413       907,088
Jana W. Greer.............  2004    329,648    517,634          --           6,762         417,973          18,109       695,051
  President                 2003    318,000    371,353          --          10,560         327,366          17,208            --
                            2002    220,789    111,250          --           4,005         363,902       2,014,889       556,054
Peter A. Harbeck..........  2004    254,567    442,500          --           7,500         364,920          14,475       531,927
  President & Chief
  Executive                 2003    331,250    390,000          --          13,000         389,782          18,950            --
  Officer, Asset
  Management                2002    223,269    160,000      50,000           6,500         444,581       1,512,950       590,070
N. Scott Gillis...........  2004     69,863     65,138          --           1,782          36,437           5,360       170,217
  Senior Vice President
  and                       2003     69,317     58,050          --           3,240          24,726           6,448            --
  Chief Financial Officer   2002     61,027     71,750          --           2,460          49,230         169,465       104,361
Christine A. Nixon........  2004     92,250     50,840          --           2,009          20,997           7,558        64,619
  Senior Vice President,
  General                   2003     89,038     39,600          --           3,600          15,860           7,889            --
  Counsel and Secretary     2002     46,142     27,900          --           1,395          14,839          65,863        57,387


---------------

(1) Amounts represent year-end and bonuses paid quarterly pursuant to a quarterly bonus program sponsored by AIG and marketing incentives.

(2) Amounts represent the number of shares of common stock of AIG subject to options granted during the year indicated.

(3) Amounts shown represent payments under the Company's 2000 and 2001 Five-Year Deferred Bonus Plans. Awards were granted under these plans in 2000 and 2001 and additional grants are not anticipated. Each award pays out in 20% installments over five years of continued employment. The last installment is to be paid in 2006.

(4) Amounts shown primarily represent Company matching contributions under the 401(k) Plan and the Executive Savings Plan. Additionally, the 2002 amounts shown for Mr. Wintrob, Ms. Greer, Mr. Harbeck, Mr. Gillis and Ms. Nixon include allocated retention bonuses awarded in connection with the acquisition of SunAmerica Inc. by AIG consummated on January 1, 1999.

(5) The SICO LTIP awards were granted by Starr International Company, Inc. pursuant to its Deferred Compensation Profit Participation Plan (the "SICO Plan").

     The following table summarizes certain information with respect to the allocable portion of grants of options to purchase AIG common stock which were granted during 2004 to the individuals named in the Summary Compensation Table.

                             OPTION GRANTS IN 2004

                                                                                                     POTENTIAL REALIZABLE VALUE*
                                                           PERCENTAGE OF                              AT ASSUMED ANNUAL RATES OF
                                              NUMBER OF    TOTAL OPTIONS                                STOCK APPRECIATION FOR
                                              SECURITIES   GRANTED TO AIG   EXERCISE                         OPTION TERM
                                  DATE OF     UNDERLYING     EMPLOYEES      PRICE PER   EXPIRATION   ----------------------------
NAME                               GRANT      OPTIONS(1)   DURING 2004(2)     SHARE        DATE      5 PERCENT(3)   10 PERCENT(4)
----                             ----------   ----------   --------------   ---------   ----------   ------------   -------------
Jay S. Wintrob.................  12/16/2004     6,500           0.19%        $64.47      12/16/14      $263,510       $667,875
Jana W. Greer..................  12/16/2004     6,762           0.20%         64.47      12/16/14       274,131        694,795
Peter A. Harbeck...............  12/16/2004     7,500           0.22%         64.47      12/16/14       304,050        770,625
N. Scott Gillis................  12/16/2004     1,782           0.05%         64.47      12/16/14        72,242        183,101
Christine A. Nixon.............  12/16/2004     2,009           0.06%         64.47      12/16/14        81,445        206,425

---------------

 * Options would have no realizable value if there were no appreciation or if there were depreciation from the price at which options were granted.

(1) All options relate to shares of common stock of AIG and were granted pursuant to AIG's Amended and Restated 1999 Stock Option Plan at an exercise price equal to the fair market value of such stock at the date of grant. The option grants in 2004 provide that 25 percent of the options granted on any date become exercisable on each anniversary date in each of the successive four years and expire ten years from the date of grant.

(2) It is impractical to determine the percent the grant represents of total options granted to the Company's employees, since the Company has no employees. The percentage is provided with regard to options granted to employees of AIG and its subsidiaries.

(3) The appreciated price per share at 5 percent is $105.01 per share.

(4) The appreciated price per share at 10 percent is $167.22 per share.

     The following table summarizes certain information with respect to the allocable exercise of options to purchase AIG common stock during 2004 by the individuals named in the Summary Compensation Table and the allocable unexercised options to purchase AIG common stock held by such individuals at December 31, 2004 based on the allocations described above.


      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 2004


                      AND DECEMBER 31, 2004 OPTION VALUES


                                                                                 NUMBER OF
                                                                           SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                                          UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                              SHARES                         DECEMBER 31, 2004           DECEMBER 31, 2004(2)
                                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                                         EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                        -----------   -----------   -----------   -------------   -----------   -------------
Jay S. Wintrob............................    21,101      $1,368,055       95,143        21,288       $ 4,474,328      $98,683
Jana W. Greer.............................    53,023       3,315,702      259,354        61,642        11,565,498       87,719
Peter A. Harbeck..........................    14,428         710,616       57,373        45,471         1,464,499       94,203
N. Scott Gillis...........................     1,144          50,969       12,170         8,937           275,270       30,452
Christine A. Nixon........................     3,549         203,628       12,983         9,364           377,754       34,657


---------------

(1) Aggregate market value on date of exercise (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

(2) Aggregate market value on December 31, 2004 (closing sale price as reported in the New York Stock Exchange Composite Transactions Report) less aggregate exercise price.

     The following table summarizes certain information with respect to benefits granted under the SICO Plan which were granted during 2002 (with respect to the 2003-2004 period) to the individuals named in the Summary Compensation Table.


                       SICO LONG-TERM INCENTIVE PLANS(1)


                                                               NUMBER    UNIT AWARD      ESTIMATED
NAME                                                          OF UNITS     PERIOD      FUTURE PAYOUTS
----                                                          --------   ----------   ----------------
Jay S. Wintrob..............................................    325      Two years        5,200 shares
Jana W. Greer...............................................    882      Two years       10,584 shares
Peter A. Harbeck............................................    675      Two years        8,100 shares
N. Scott Gillis.............................................    216      Two years        2,592 shares
Christine A. Nixon..........................................    123      Two years          984 shares

---------------

(1) Awards represent grants of units under the SICO Plan with respect to the two-year period from January 1, 2003 through December 31, 2004. The SICO Plan contains neither threshold amounts nor maximum payout limitations. The number of shares of AIG common stock, if any, allocated to a unit for the benefit of a participant in the SICO Plan is primarily dependent upon two factors: the growth in future earnings of AIG during the unit award period and the book value of AIG at the end of the award period. Prior to earning the right to payout, the participant is not entitled to any equity interest with respect to such shares, and the shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age other than by death or disability.

EMPLOYEE BENEFIT PLANS

     The Company participates in several employee benefit plans sponsored by AIG.

     RETIREMENT PLANS: The American International Group, Inc. Retirement Plan (the "AIG Plan") is a non-contributory, qualified, defined benefit plan. For employees of AIGRS and its subsidiaries, the formula equals .925% times Average Final Compensation (defined as the average annual compensation, which includes base pay and sales commissions, subject to limitations for certain highly compensated employees imposed by law, during the three consecutive years in the last ten years of credited service affording the highest such average) up to 150% of the employee's "covered compensation" (the average of the Social Security Wage Bases during the 35 years preceding the Social Security retirement age), plus 1.425% times Average Final Compensation in excess of 150% of the employee's "covered compensation" times years of credited service up to 35 years; plus 1.425% times Average Final Compensation times years of credited service in excess of 35 years but limited to 44 years.

     AIG also has in place the AIG Excess Retirement Income Plan ("AIG Excess Plan") for employees participating in the AIG Plan whose benefits under the AIG Plan are limited by applicable tax laws. The AIG Excess Plan provides benefits in excess of the AIG Plan benefits determined as if the benefit under the AIG Plan has been calculated without the limitations imposed by applicable tax laws. The AIG Excess Plan is a nonqualified, unfunded plan.

     AIG also has approved a Supplemental Executive Retirement Plan ("AIG SERP") which provides annual benefits to certain employees of AIGRS and its subsidiaries, not to exceed 60% of Average Final Compensation, that accrue at a rate of 2.4% of Average Final Compensation for each year of service or fraction thereof for each full month of active employment. The benefit payable under the AIG SERP is reduced by payments from the AIG Plan, the AIG Excess Plan, Social Security and any payments from a qualified pension plan of a prior employer.

     Annual amounts of normal retirement pension commencing at normal retirement age of 65 based upon Average Final Compensation and credited service under the AIG Plan and the AIG Excess Plan are illustrated in the following table:

                       ESTIMATED ANNUAL PENSION AT AGE 65

AVERAGE FINAL
COMPENSATION    10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS    40 YEARS
-------------   --------   --------   --------   --------   --------   --------   ----------
 $  125,000     $ 14,341   $ 21,512   $ 28,682   $ 35,853   $ 43,024   $ 50,194   $   59,100
 $  150,000       17,904     26,856     35,807     44,759     53,711     62,663       73,350
 $  175,000       21,466     32,199     42,932     53,666     64,399     75,132       87,600
 $  200,000       25,029     37,543     50,057     62,572     75,086     87,600      101,850
 $  225,000       28,591     42,887     57,182     71,478     85,774    100,069      116,100
 $  250,000       32,154     48,231     64,307     80,384     96,461    112,538      130,350
 $  300,000       39,279     58,918     78,557     98,197    117,836    137,475      158,850
 $  375,000       49,966     74,949     99,932    124,916    149,899    174,882      201,600
 $  400,000       53,529     80,293    107,057    133,822    160,586    187,350      215,850
 $  500,000       67,779    101,668    135,557    169,447    203,336    237,225      272,850
 $  750,000      103,404    155,106    206,807    258,509    310,211    361,913      415,350
 $1,000,000      139,029    208,543    278,057    347,572    417,086    486,600      557,850
 $1,200,000      167,529    251,293    335,057    418,822    502,586    586,350      671,850
 $1,400,000      196,029    294,043    392,057    490,072    588,086    686,100      785,850
 $1,600,000      224,529    336,793    449,057    561,322    673,586    785,850      899,850
 $1,800,000      253,029    379,543    506,057    632,572    759,086    885,600    1,013,850
 $2,000,000      281,529    422,293    563,057    703,822    844,586    985,350    1,127,850


     Each of the individuals named in the Summary Compensation Table have 2.0 years of credited service (under both plans) through December 31, 2004. Pensionable salary includes the regular salary paid by AIG and its subsidiaries and does not include amounts attributable to supplementary bonuses or overtime pay. For such named individuals, pensionable salary allocable to the Company during 2004 was as follows: Mr. Wintrob - $84,500; Ms. Greer - $329,648; Mr. Harbeck - $339,423; Mr. Gillis - $69,863; and Ms. Nixon - $92,250.


     Employees of AIGRS and its subsidiaries participate in the American International Group, Inc. Incentive Savings Plan (the "Incentive Savings Plan"), a 401(k) plan established by AIG which includes salary reduction contributions by employees and matching contributions. Matching contributions vary based on the number of years the employee has been employed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of the Company does not have a Compensation Committee. Compensation decisions regarding the Chief Executive Officer are made by AIG. Compensation decisions regarding other executive officers are made by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company is an indirect wholly owned subsidiary of American International Group, Inc.

     The number of shares of AIG common stock beneficially owned as of January 31, 2005, by directors, executive officers named in the Summary Compensation Table (as set forth in Item 11) and directors and executive officers as a group were as follows:


                                                                 AIG COMMON STOCK
                                                               --------------------
                                                               AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP
DIRECTOR OR EXECUTIVE OFFICER                                      (1)(2)(3)(5)
-----------------------------                                  --------------------
Jay S. Wintrob(4)...........................................        2,087,506
James R. Belardi............................................          861,222
Marc H. Gamsin..............................................          140,616
N. Scott Gillis.............................................           47,439
Jana W. Greer...............................................          304,877
Peter A. Harbeck............................................          132,846
Christine A. Nixon..........................................           33,003
All Directors and Executive Officers as a Group.............        3,607,509

---------------

(1) The number of shares of AIG common stock owned by each individual and by all directors and executive officers as a group represents less than 1% of the outstanding shares of AIG common stock.


(2) The number of shares of AIG common stock shown includes shares with respect to which the individual shares voting and investment power as follows: Mr. Belardi - 237 shares with his spouse; Ms. Greer - 39,105 shares with co-trustee.



(3) The number of shares of AIG common stock shown includes shares subject to options which may be exercised within 60 days as follows: Mr.
    Wintrob - 741,870; Mr. Belardi - 305,397; Ms. Greer - 265,772; Mr.
    Gillis - 46,575; Mr. Gamsin - 140,216; Mr. Harbeck - 78,122; Ms.
    Nixon - 32,790; and all directors and executive officers as a group - 1,610,742.


(4) Mr. Wintrob holds equity securities of C.V. Starr & Co., Inc. of 750 shares of Common Stock and 3,750 shares of various series of Preferred Stock.


(5) The number of shares of AIG common stock shown excludes the following shares owned by members of the named individual's immediate family as to which such individual has disclaimed beneficial ownership: Mr. Wintrob - 4,009 shares held by various family members.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     During 2004, the Company paid cash dividends to its shareholder aggregating $2.5 million and received a capital contribution of 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). This capital contribution increased the Company's equity by $150,653,000.


     Beginning in 2004, the Company and its subsidiaries are included in the consolidated federal income tax return of its ultimate parent, AIG. The Company is a party to a written agreement (the "Tax Sharing Agreement") with AIG setting forth the manner in which the total consolidated U.S. Federal income tax is allocated to each entity that joins in the consolidated return. The Tax Sharing Agreement provides that AIG agrees not to charge us a greater portion of the consolidated tax liability than would have been paid by us had the Company filed a separate federal income tax return. Additionally, AIG agrees to reimburse the Company for any tax benefits arising out of net losses or tax credits, if any, within ninety days after the filing of the consolidated federal income tax return for the year in which such losses or tax credits are utilized by AIG.

     The Company paid commissions totaling $60,674,000 in 2004 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23% of deposits in 2004. Of the Company's mutual fund sales, approximately 25% were distributed by these affiliated broker-dealers in 2004.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000 in 2004 and are net of certain administrative costs incurred by VALIC of $2,593,000.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from the Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 in 2004.

     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000 in 2004. Additionally, the Company incurred $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program for 2004.

FINANCIAL STATEMENTS

     The consolidated financial statements of AIG SunAmerica Life Assurance Company which are included in this prospectus should be considered only as bearing on the ability AIG SunAmerica Life to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death and other living benefits and our assumption of the mortality and expense risks and the risks that withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of

AIG SunAmerica Life Assurance Company:


     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET


                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
Assets
Investments and cash:
  Cash and short-term investments...........................  $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)..............    5,161,027      5,505,800
  Mortgage loans............................................      624,179        716,846
  Policy loans..............................................      185,958        200,232
  Mutual funds..............................................        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635).....        4,902            727
  Real estate...............................................       20,091         22,166
  Securities lending collateral.............................      883,792        514,145
  Other invested assets.....................................       38,789         10,453
                                                              -----------    -----------
  Total investments and cash................................    7,125,986      7,124,633
Variable annuity assets held in separate accounts...........   22,612,451     19,178,796
Accrued investment income...................................       73,769         74,647
Deferred acquisition costs..................................    1,349,089      1,268,621
Other deferred expenses.....................................      257,781        236,707
Income taxes currently receivable from Parent...............        9,945         15,455
Receivable from brokers for sales of securities.............          161             --
Goodwill....................................................       14,038         14,038
Other assets................................................       52,795         58,830
                                                              -----------    -----------
Total Assets................................................  $31,496,015    $27,971,727
                                                              ===========    ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
                                                                    (IN THOUSANDS)
Liabilities and Shareholder's Equity
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts.......................................  $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts...........    1,535,905      1,609,233
  Reserves for guaranteed investment contracts..............      215,331        218,032
  Reserves for guaranteed benefits..........................       76,949         12,022
  Securities lending payable................................      883,792        514,145
  Due to affiliates.........................................       21,655         19,289
  Payable to brokers........................................           --          1,140
  Other liabilities.........................................      190,198        247,435
                                                              -----------    -----------
  Total reserves, payables and accrued liabilities..........    6,871,988      6,895,625
Variable annuity liabilities related to separate accounts...   22,612,451     19,178,796
Subordinated notes payable to affiliates....................           --         40,960
Deferred income taxes.......................................      257,532        242,556
                                                              -----------    -----------
Total liabilities...........................................   29,741,971     26,357,937
                                                              -----------    -----------
Shareholder's equity:
  Common stock..............................................        3,511          3,511
  Additional paid-in capital................................      758,346        709,246
  Retained earnings.........................................      919,612        828,423
  Accumulated other comprehensive income....................       72,575         72,610
                                                              -----------    -----------
  Total shareholder's equity................................    1,754,044      1,613,790
                                                              -----------    -----------
Total Liabilities and Shareholder's Equity..................  $31,496,015    $27,971,727
                                                              ===========    ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

           CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2004       2003       2002
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
Revenues:
  Fee income:
    Variable annuity policy fees, net of reinsurance........  $369,141   $281,359   $286,919
    Asset management fees...................................    89,569     66,663     66,423
    Universal life insurance fees, net of reinsurance.......    33,899     35,816     36,253
    Surrender charges.......................................    26,219     27,733     32,507
    Other fees..............................................    15,753     15,520     21,900
                                                              --------   --------   --------
      Total fee income......................................   534,581    427,091    444,002
Investment income...........................................   363,594    402,923    387,355
Net realized investment losses..............................   (23,807)   (30,354)   (65,811)
                                                              --------   --------   --------
Total revenues..............................................   874,368    799,660    765,546
                                                              ========   ========   ========
Benefits and Expenses:
Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................   140,889    153,636    142,973
  Universal life insurance contracts........................    73,745     76,415     80,021
  Guaranteed investment contracts...........................     6,034      7,534     11,267
  Subordinated notes payable to affiliates..................     2,081      2,628      3,868
                                                              --------   --------   --------
Total interest expense......................................   222,749    240,213    238,129
Amortization of bonus interest..............................    10,357     19,776     16,277
General and administrative expenses.........................   131,612    119,093    115,210
Amortization of deferred acquisition costs and other
  deferred expenses.........................................   157,650    160,106    222,484
Annual commissions..........................................    64,323     55,661     58,389
Claims on universal life contracts, net of reinsurance
  recoveries................................................    17,420     17,766     15,716
Guaranteed minimum death benefits, net of reinsurance
  recoveries................................................    58,756     63,268     67,492
                                                              --------   --------   --------
Total benefits and expenses.................................   662,867    675,883    733,697
                                                              ========   ========   ========
Pretax Income Before Cumulative Effect of Accounting
  Change....................................................   211,501    123,777     31,849
Income tax expense..........................................     6,410     30,247        160
                                                              --------   --------   --------
Net Income Before Cumulative Effect of Accounting Change....   205,091     93,530     31,689
Cumulative effect of accounting change, net of tax..........   (62,589)        --         --
                                                              --------   --------   --------
Net Income..................................................  $142,502   $ 93,530   $ 31,689
                                                              ========   ========   ========
Other Comprehensive Income (Loss),
  Net of Tax:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the current
    period less related amortization of deferred acquisition
    costs and other deferred expenses.......................  $(20,487)  $ 67,125   $ 20,358
  Less reclassification adjustment for net realized losses
    included in net income..................................    19,263     19,194     52,285
  Net unrealized gains (losses) on foreign currency.........     1,170         --         --
  Change related to cash flow hedges........................        --         --     (2,218)
  Income tax (benefit) expense..............................        19    (30,213)   (24,649)
                                                              --------   --------   --------
Other Comprehensive Income (Loss)...........................       (35)    56,106     45,776
                                                              --------   --------   --------
Comprehensive Income........................................  $142,467   $149,636   $ 77,465
                                                              ========   ========   ========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                2004         2003          2002
                                                              ---------   -----------   -----------
                                                                         (IN THOUSANDS)
Cash Flow from Operating Activities:
Net income..................................................  $ 142,502   $    93,530   $    31,689
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax........     62,589            --            --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity
     contracts..............................................    140,889       153,636       142,973
    Universal life insurance contracts......................     73,745        76,415        80,021
    Guaranteed investment contracts.........................      6,034         7,534        11,267
  Net realized investment losses............................     23,807        30,354        65,811
  Accretion of net discounts on investments.................     (1,277)       (9,378)       (2,412)
  Loss on other invested assets.............................        572         2,859         3,932
  Amortization of deferred acquisition costs and other
    expenses................................................    168,007       179,882       238,761
  Acquisition costs deferred................................   (246,033)     (212,251)     (204,833)
  Other expenses deferred...................................    (62,906)      (70,158)      (77,602)
  Depreciation of fixed assets..............................      1,619         1,718           860
  Provision for deferred income taxes.......................     49,337      (129,591)      106,044
  Change in:
    Accrued investment income...............................        878           679        13,907
    Other assets............................................      4,416       (12,349)        4,736
    Income taxes currently payable to/receivable from
     Parent.................................................      5,157       148,898       (43,629)
    Due from/to affiliates..................................      2,366       (36,841)       (7,743)
    Other liabilities.......................................      7,485        10,697        (7,143)
  Other, net................................................      2,284        14,885        10,877
                                                              ---------   -----------   -----------
Net Cash Provided by Operating Activities...................    381,471       250,519       367,516
                                                              ---------   -----------   -----------
Cash Flows from Investing Activities:
Purchases of:
  Bonds, notes and redeemable preferred stocks..............   (964,705)   (2,078,310)   (2,403,362)
  Mortgage loans............................................    (31,502)      (44,247)     (128,764)
  Other investments, excluding short-term investments.......    (33,235)      (20,266)      (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks..............    383,695     1,190,299       849,022
  Other investments, excluding short-term investments.......     22,283        12,835           825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks..............    898,682       994,014       615,798
  Mortgage loans............................................    125,475        67,506        82,825
  Other investments, excluding short-term investments.......     10,915        72,970       114,347
                                                              ---------   -----------   -----------
Net Cash Provided By (Used in) Investing Activities.........  $ 411,608   $   194,801   $  (934,493)
                                                              =========   ===========   ===========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                                                     YEARS ENDED DECEMBER 31,
                                                              --------------------------------------
                                                                 2004          2003          2002
                                                              -----------   -----------   ----------
                                                                          (IN THOUSANDS)
Cash Flow from Financing Activities:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................  $ 1,360,319   $ 1,553,000   $1,731,597
  Universal life insurance contracts........................       45,183        45,657       49,402
Net exchanges from the fixed accounts of variable annuity
  contracts.................................................   (1,332,240)   (1,108,030)    (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (458,052)     (464,332)    (529,466)
  Universal life insurance contracts........................      (69,185)      (61,039)     (68,444)
  Guaranteed investment contracts...........................       (8,614)     (148,719)    (135,084)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity
    contracts...............................................     (108,691)     (109,412)     (98,570)
  Universal life insurance contracts........................     (105,489)     (111,380)    (100,995)
Net receipt from (repayments of) other short-term
  financings................................................      (41,060)       14,000           --
Net payment related to a modified coinsurance transaction...       (4,738)      (26,655)     (30,282)
Capital contribution received from Parent...................           --            --      200,000
Dividends paid to Parent....................................       (2,500)      (12,187)     (10,000)
                                                              -----------   -----------   ----------
Net Cash (Used in) Provided by Financing Activities.........     (725,067)     (429,097)     504,937
                                                              -----------   -----------   ----------
Net Increase (Decrease) in Cash and Short-term
  Investments...............................................       68,012        16,223      (62,040)
Cash and Short-term Investments at Beginning of Period......      133,105       116,882      178,922
                                                              -----------   -----------   ----------
Cash and Short-term Investments at End of Period............  $   201,117   $   133,105   $  116,882
                                                              ===========   ===========   ==========
Supplemental Cash Flow Formation:
Interest paid on indebtedness...............................  $     2,081   $     2,628   $    3,868
                                                              ===========   ===========   ==========
Net income taxes (received) paid to Parent..................  $   (47,749)  $    10,989   $    5,856
                                                              ===========   ===========   ==========


          See accompanying notes to consolidated financial statements.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

    AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

    The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.


    Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.


    SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

    The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.


    Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

    INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

    Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

    Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

    Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.


    Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.


    Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

    The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31, 2004, 2003 and
    2002.

    DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.

    Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

    Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

    The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

    DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

    DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

    The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10%

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

    As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

    The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.


    OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.


    The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

    The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.


    VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.


    GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.


    RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICS: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97,

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

    "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.


    RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.



    FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.


    INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

    RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

3.  INVESTMENTS

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................  $   28,443   $   30,300
    Mortgage-backed securities..................................     926,274      956,567
    Securities of public utilities..............................     321,381      332,038
    Corporate bonds and notes...................................   2,797,943    2,902,829
    Redeemable preferred stocks.................................      20,140       21,550
    Other debt securities.......................................     913,687      917,743
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)



                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................  $   22,393   $   24,292
    Mortgage-backed securities..................................   1,148,452    1,191,817
    Securities of public utilities..............................     352,998      365,150
    Corporate bonds and notes...................................   2,590,254    2,697,142
    Redeemable preferred stocks.................................      21,515       22,175
    Other debt securities.......................................   1,215,571    1,205,224
                                                                  ----------   ----------
      Total.....................................................  $5,351,183   $5,505,800
                                                                  ==========   ==========


    At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

    At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

    At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

    As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

    The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

    At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

    At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

    The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:


                                                                  AMORTIZED    ESTIMATED
                                                                     COST      FAIR VALUE
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    Due in one year or less.....................................  $  278,939   $  281,954
    Due after one year through five years.......................   2,076,145    2,138,574
    Due after five years through ten years......................   1,299,345    1,339,499
    Due after ten years.........................................     427,165      444,433
    Mortgage-backed securities..................................     926,274      956,567
                                                                  ----------   ----------
      Total.....................................................  $5,007,868   $5,161,027
                                                                  ==========   ==========


    Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)

    Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:


                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2004:
    U.S. government securities..................................   $  1,857     $     --
    Mortgage-backed securities..................................     32,678       (2,385)
    Securities of public utilities..............................     11,418         (761)
    Corporate bonds and notes...................................    118,069      (13,183)
    Redeemable preferred stocks.................................      1,410           --
    Other debt securities.......................................     14,871      (10,815)
                                                                   --------     --------
      Total.....................................................   $180,303     $(27,144)
                                                                   ========     ========



                                                                    GROSS        GROSS
                                                                  UNREALIZED   UNREALIZED
                                                                    GAINS        LOSSES
                                                                  ----------   ----------
                                                                      (IN THOUSANDS)
    At December 31, 2003:
    U.S. government securities..................................   $  1,898     $     --
    Mortgage-backed securities..................................     46,346       (2,980)
    Securities of public utilities..............................     13,467       (1,315)
    Corporate bonds and notes...................................    127,996      (21,108)
    Redeemable preferred stocks.................................        660           --
    Other debt securities.......................................     24,366      (34,713)
                                                                   --------     --------
      Total.....................................................   $214,733     $(60,116)
                                                                   ========     ========


    Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

    The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003.


                                       LESS THAN 12 MONTHS              12 MONTHS OR MORE                      TOTAL
                                  -----------------------------   -----------------------------   -------------------------------
                                    FAIR     UNREALIZED             FAIR     UNREALIZED              FAIR      UNREALIZED
                                   VALUE        LOSS      ITEMS    VALUE        LOSS      ITEMS     VALUE         LOSS      ITEMS
                                  --------   ----------   -----   --------   ----------   -----   ----------   ----------   -----
                                                                      (DOLLARS IN THOUSANDS)
    December 31, 2004
    Mortgage-backed
      securities...............   $125,589    $ (1,282)     23    $ 40,275    $ (1,103)     9     $  165,864    $ (2,385)     32
    Securities of public
      utilities................     46,249        (761)      9           0           0      0         46,249        (761)      9
    Corporate bonds and
      notes....................    487,923      (7,418)     86      87,194      (5,765)    15        575,117     (13,183)    101
    Other debt securities......    207,378      (4,062)     36      79,782      (6,753)    12        287,160     (10,815)     48
                                  --------    --------     ---    --------    --------     --     ----------    --------     ---
      Total....................   $867,139    $(13,523)    154    $207,251    $(13,621)    36     $1,074,390    $(27,144)    190
                                  ========    ========     ===    ========    ========     ==     ==========    ========     ===

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

3.  INVESTMENTS (Continued)


                                          LESS THAN 12 MONTHS             12 MONTHS OR MORE                     TOTAL
                                     -----------------------------   ----------------------------   -----------------------------
                                       FAIR     UNREALIZED            FAIR     UNREALIZED             FAIR     UNREALIZED
                                      VALUE        LOSS      ITEMS    VALUE       LOSS      ITEMS    VALUE        LOSS      ITEMS
                                     --------   ----------   -----   -------   ----------   -----   --------   ----------   -----
    December 31, 2003
    Mortgage-backed securities.....  $180,559    $ (2,882)     49    $13,080    $   (98)      6     $193,639    $ (2,980)     55
    Securities of public
      utilities....................    67,626      (1,315)      8         --         --      --       67,626      (1,315)      8
    Corporate bonds and notes......   276,373     (17,086)     54     30,383     (4,022)      5      306,756     (21,108)     59
    Other debt securities..........   302,230     (33,951)     54     41,523       (762)      5      343,753     (34,713)     59
                                     --------    --------     ---    -------    -------      --     --------    --------     ---
      Total........................  $826,788    $(55,234)    165    $84,986    $(4,882)     16     $911,774    $(60,116)    181
                                     ========    ========     ===    =======    =======      ==     ========    ========     ===

    Realized investment gains and losses on sales of investments are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Bonds, Notes and Redeemable Preferred Stocks:
      Realized gains............................................  $ 12,240   $ 30,896   $ 25,013
      Realized losses...........................................   (12,623)   (11,818)   (32,865)
    Common Stocks:
      Realized gains............................................         5        561         --
      Realized losses...........................................      (247)      (117)      (169)


    The sources and related amounts of investment income are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Short-term investments......................................  $  2,483   $  1,363   $  5,447
    Bonds, notes and redeemable preferred stocks................   293,258    321,493    305,480
    Mortgage loans..............................................    50,825     53,951     55,417
    Partnerships................................................       417       (478)    12,344
    Policy loans................................................    17,130     15,925     18,796
    Real estate.................................................      (202)      (331)      (276)
    Other invested assets.......................................     2,149     13,308     (7,496)
    Less: investment expenses...................................    (2,466)    (2,308)    (2,357)
                                                                  --------   --------   --------
      Total investment income...................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========


    Investment income was attributable to the following products:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Fixed annuity contracts.....................................  $ 34,135   $ 37,762   $ 41,856
    Variable annuity contracts..................................   222,660    239,863    201,766
    Guaranteed investment contracts.............................    13,191     20,660     28,056
    Universal life insurance contracts..........................    92,645    100,019    105,878
    Asset management............................................       963      4,619      9,799
                                                                  --------   --------   --------
      Total.....................................................  $363,594   $402,923   $387,355
                                                                  ========   ========   ========


4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

    The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

    CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

    BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

    MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

    POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

    MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

    COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

    PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

    VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.


    RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
    CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.


    RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

    SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

    VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

    SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

    The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:


                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2004:
    Assets:
      Cash and short-term investments...........................  $   201,117   $   201,117
      Bonds, notes and redeemable preferred stocks..............    5,161,027     5,161,027
      Mortgage loans............................................      624,179       657,828
      Policy loans..............................................      185,958       185,958
      Mutual funds..............................................        6,131         6,131
      Common stocks.............................................        4,902         4,902
      Partnerships..............................................        1,084         1,084
      Securities lending collateral.............................      883,792       883,792
      Put options hedging guaranteed benefits...................       37,705        37,705
      Variable annuity assets held in separate accounts.........   22,612,451    22,612,451
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 3,948,158   $ 3,943,265
      Reserves for guaranteed investment contracts..............      215,331       219,230
      Securities lending payable................................      883,792       883,792
      Variable annuity liabilities related to separate
        accounts................................................   22,612,451    22,612,451



                                                                   CARRYING        FAIR
                                                                     VALUE         VALUE
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    December 31, 2003:
    Assets:
      Cash and short-term investments...........................  $   133,105   $   133,105
      Bonds, notes and redeemable preferred stocks..............    5,505,800     5,505,800
      Mortgage loans............................................      716,846       774,758
      Policy loans..............................................      200,232       200,232
      Mutual funds..............................................       21,159        21,159
      Common stocks.............................................          727           727
      Partnerships..............................................        1,312         1,685
      Securities lending collateral.............................      514,145       514,145
      Put options hedging guaranteed benefits...................        9,141         9,141
      Variable annuity assets held in separate accounts.........   19,178,796    19,178,796
    Liabilities:
      Reserves for fixed annuity and fixed accounts of variable
        annuity contracts.......................................  $ 4,274,329   $ 4,225,329
      Reserves for guaranteed investment contracts..............      218,032       223,553
      Securities lending payable................................      514,145       514,145
      Variable annuity liabilities related to separate
        accounts................................................   19,178,796    19,178,796
      Subordinated note payable to affiliate....................       40,960        40,960

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

5.  DEFERRED ACQUISITION COSTS

    The following table summarizes the activity in deferred acquisition costs:


                                                                  YEARS ENDED DECEMBER 31,
                                                                  -------------------------
                                                                     2004          2003
                                                                  -----------   -----------
                                                                       (IN THOUSANDS)
    Balance at beginning of year................................  $1,268,621    $1,224,101
    Acquisition costs deferred..................................     246,033       212,250
    Effect of net unrealized gains (losses) on securities.......         267       (30,600)
    Amortization charged to income..............................    (126,142)     (137,130)
    Cumulative effect of SOP 03-1...............................     (39,690)           --
                                                                  ----------    ----------
    Balance at end of year......................................  $1,349,089    $1,268,621
                                                                  ==========    ==========


6.  OTHER DEFERRED EXPENSES

    The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:


                                                                   BONUS     DISTRIBUTION
                                                                  PAYMENTS      COSTS        TOTAL
                                                                  --------   ------------   --------
                                                                            (IN THOUSANDS)
    Year Ended December 31, 2004
    Balance at beginning of year................................  $155,695     $ 81,012     $236,707
    Expenses deferred...........................................    36,732       26,174       62,906
    Effect of net unrealized gains (losses) on securities.......        33           --           33
    Amortization charged in income..............................   (10,357)     (31,508)     (41,865)
                                                                  --------     --------     --------
    Balance at end of year......................................  $182,103     $ 75,678     $257,781
                                                                  ========     ========     ========
    Year Ended December 31, 2003
    Balance at beginning of year................................  $140,647     $ 72,054     $212,701
    Expenses deferred...........................................    38,224       31,934       70,158
    Effect of net unrealized gains (losses) on securities.......    (3,400)          --       (3,400)
    Amortization charged in income..............................   (19,776)     (22,976)     (42,752)
                                                                  --------     --------     --------
    Balance at end of year......................................  $155,695     $ 81,012     $236,707
                                                                  ========     ========     ========


7.  GUARANTEED BENEFITS

    The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

    The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

    If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

    GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

    GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:


                                                                                     HIGHEST SPECIFIED
                                                                   RETURN OF NET    ANNIVERSARY ACCOUNT
                                                                  DEPOSITS PLUS A       VALUE MINUS
                                                                      MINIMUM        WITHDRAWALS POST
                                                                      RETURN            ANNIVERSARY
                                                                  ---------------   -------------------
                                                                          (DOLLARS IN MILLIONS)
    In the event of death (GMDB and EEB):
      Account value.............................................    $    12,883           $12,890
      Net amount at risk(a).....................................    $       933           $ 1,137
      Average attained age of contract holders..................             67                64
      Range of guaranteed minimum return rates..................          0%-5%                0%
    At annuitization (GMIB):
      Account value.............................................    $     6,942
      Net amount at risk(b).....................................    $         3
      Weighted average period remaining until earliest                3.8 Years
        annuitization...........................................
      Range of guaranteed minimum return rates..................        0%-6.5%
    Accumulation at specified date (GMAV):
      Account value.............................................    $     1,533
      Net amount at risk(c).....................................    $        --
      Weighted average period remaining until guaranteed              9.0 Years
        payment.................................................
    Annual withdrawals at specified date (GMWB):
      Account value.............................................    $       294
      Net amount at risk(d).....................................    $        --
      Weighted average period remaining until expected payout...     13.9 Years


    -------------------

    (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

    (b) Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.

    (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

    (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

       The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:


                                                                      (IN THOUSANDS)
        Balance at January 1, 2004 before reinsurance(e)............     $ 92,873
        Guaranteed benefits incurred................................       61,472
        Guaranteed benefits paid....................................      (49,947)
                                                                         --------
        Balance at December 31, 2004 before reinsurance.............      104,398
          Less reinsurance..........................................      (27,449)
                                                                         --------
        Balance at December 31, 2004, net of reinsurance............     $ 76,949
                                                                         ========



    (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

7.  GUARANTEED BENEFITS (Continued)

    The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:


     - Data used was 5,000 stochastically generated investment performance scenarios.



     -   Mean investment performance assumption was 10%.



     -   Volatility assumption was 16%.



     -   Mortality was assumed to be 64% of the 75-80 ALB table.



     - Lapse rates vary by contract type and duration and range from 0% to 40%.



     -   The discount rate was approximately 8%.


8.  REINSURANCE

    Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

    Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively. Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002, respectively.

    The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
    respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002, respectively.

9.  COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

    At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset- backed securities in the ordinary course of business. The expiration dates of these commitments are as follows:
    $2,000,000 in 2005 and $8,000,000 in 2007.

    Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.

    Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

9.  COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

    On April 5, 2004, a purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The Company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

10. SHAREHOLDER'S EQUITY

    The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

    Changes in shareholder's equity are as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Additional Paid-in Capital:
      Beginning balances........................................  $709,246   $709,246   $509,246
      Capital contributions by Parent...........................    49,100         --    200,000
                                                                  --------   --------   --------
      Ending balances...........................................  $758,346   $709,246   $709,246
                                                                  ========   ========   ========
    Retained Earnings:
      Beginning balances........................................  $828,423   $730,321   $669,103
      Net income................................................   142,502     93,530     31,689
      Dividends paid to Parent..................................    (2,500)   (12,187)   (10,000)
      Adjustment for tax benefit of distributed subsidiary......       287     16,759     39,529
      Tax effect on a distribution of investment................   (49,100)        --         --
                                                                  --------   --------   --------
      Ending balances...........................................  $919,612   $828,423   $730,321
                                                                  ========   ========   ========
    Accumulated Other Comprehensive Income (Loss):
      Beginning balances........................................  $ 72,610   $ 16,504   $(29,272)
      Change in net unrealized gains (losses) on debt securities
        available for sale......................................    (1,459)   118,725     98,718
      Change in net unrealized gains (losses) on equity
        securities available for sale...........................       (65)     1,594     (1,075)
      Change in net unrealized gains on foreign currency........     1,170         --         --
      Change in adjustment to deferred acquisition costs and
        other deferred expenses.................................       300    (34,000)   (25,000)
      Net change related to cash flow hedges....................        --         --     (2,218)
      Tax effects of net changes................................        19    (30,213)   (24,649)
                                                                  --------   --------   --------
      Ending balances...........................................  $ 72,575   $ 72,610   $ 16,504
                                                                  ========   ========   ========


    Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:


                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Gross unrealized gains......................................    $180,329       $214,845
    Gross unrealized losses.....................................     (27,144)       (60,136)
    Unrealized gain on foreign currency.........................       1,170             --
    Adjustment to DAC and other deferred expenses...............     (42,700)       (43,000)
    Deferred income taxes.......................................     (39,080)       (39,099)
                                                                    --------       --------
    Accumulated other comprehensive income......................    $ 72,575       $ 72,610
                                                                    ========       ========


    On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

10. SHAREHOLDER'S EQUITY (Continued)

    Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

    Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11. INCOME TAXES

    The components of the provisions for income taxes on pretax income consist of the following:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  -------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   ---------
                                                                          (IN THOUSANDS)
    Current expense (benefit)...................................  $(42,927)  $127,655   $(105,369)
    Deferred expense (benefit)..................................    49,337    (97,408)    105,529
                                                                  --------   --------   ---------
    Total income tax expense....................................  $  6,410   $ 30,247   $     160
                                                                  ========   ========   =========


    Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:


                                                                     YEARS ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                    2004       2003       2002
                                                                  --------   --------   --------
                                                                          (IN THOUSANDS)
    Amount computed at statutory rate...........................  $ 74,025   $ 43,322   $ 11,147
    Increases (decreases) resulting from:
      State income taxes, net of federal tax benefit............     4,020      2,273       (567)
      Dividends received deduction..............................   (19,058)   (15,920)   (10,117)
      Tax credits...............................................    (4,000)        --         --
      Adjustment to prior year tax liability(a).................   (39,730)        --         --
      Other, net................................................    (8,847)       572       (303)
                                                                  --------   --------   --------
      Total income tax expense..................................  $  6,410   $ 30,247   $    160
                                                                  ========   ========   ========


   ------------------

   (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

    Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

    At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

11. INCOME TAXES (Continued)

    affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:


                                                                  DECEMBER 31,   DECEMBER 31,
                                                                      2004           2003
                                                                  ------------   ------------
                                                                        (IN THOUSANDS)
    Deferred Tax Liabilities:
    Deferred acquisition costs and other deferred expenses......   $ 432,868      $ 473,387
    State income taxes..........................................      10,283          5,744
    Other liabilities...........................................      15,629            350
    Net unrealized gains on debt and equity securities available
      for sale..................................................      39,080         39,098
                                                                   ---------      ---------
    Total deferred tax liabilities..............................     497,860        518,579
                                                                   ---------      ---------
    Deferred Tax Assets:
    Investments.................................................     (28,915)       (25,213)
    Contract holder reserves....................................    (122,691)      (158,112)
    Guaranty fund assessments...................................      (3,402)        (3,408)
    Deferred income.............................................      (5,604)        (3,801)
    Other assets................................................      (1,068)        (7,446)
    Net operating loss carryforward.............................      (5,430)            --
    Capital loss carryforward...................................     (22,321)       (20,565)
    Low income housing credit carryforward......................     (44,604)       (36,600)
    Partnership income/loss.....................................      (6,293)       (20,878)
                                                                   ---------      ---------
    Total deferred tax assets...................................    (240,328)      (276,023)
                                                                   ---------      ---------
    Deferred income taxes.......................................   $ 257,532      $ 242,556
                                                                   =========      =========


    The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12. RELATED-PARTY MATTERS

    As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

    On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

    On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

    On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

    For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

    On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.


    On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.


    The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

    The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

12. RELATED-PARTY MATTERS (Continued)

    1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

    The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

    Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

    The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
    2002, respectively.

    The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

    In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS

    The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.


                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2004:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   369,141    $     --    $   369,141
       Asset management fees.....................................           --      89,569         89,569
       Universal life insurance policy fees, net of
         reinsurance.............................................       33,899          --         33,899
       Surrender charges.........................................       26,219          --         26,219
       Other fees................................................           --      15,753         15,753
                                                                   -----------    --------    -----------
     Total fee income............................................      429,259     105,322        534,581
     Investment income...........................................      362,631         963        363,594
     Net realized investment gains (losses)......................      (24,100)        293        (23,807)
                                                                   -----------    --------    -----------
     Total revenues..............................................      767,790     106,578        874,368
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      220,668       2,081        222,749
     Amortization of bonus interest..............................       10,357          --         10,357
     General and administrative expenses.........................       93,188      38,424        131,612
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      126,142      31,508        157,650
     Annual commissions..........................................       64,323          --         64,323
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,420          --         17,420
     Guaranteed benefits, net of reinsurance recoveries..........       58,756          --         58,756
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      590,854      72,013        662,867
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $   176,936    $ 34,565    $   211,501
                                                                   ===========    ========    ===========
     Total assets................................................  $31,323,462    $217,155    $31,540,617
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $    132    $       132
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2003:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   281,359    $     --    $   281,359
       Asset management fees.....................................           --      66,663         66,663
       Universal life insurance policy fees, net of
         reinsurance.............................................       35,816          --         35,816
       Surrender charges.........................................       27,733          --         27,733
       Other fees................................................           --      15,520         15,520
                                                                   -----------    --------    -----------
     Total fee income............................................      344,908      82,183        427,091
     Investment income...........................................      398,304       4,619        402,923
     Net realized investment losses..............................      (30,354)         --        (30,354)
                                                                   -----------    --------    -----------
     Total revenues..............................................      712,858      86,802        799,660
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      237,585       2,628        240,213
     Amortization of bonus interest..............................       19,776          --         19,776
     General and administrative expenses.........................       83,013      36,080        119,093
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      137,130      22,976        160,106
     Annual commissions..........................................       55,661          --         55,661
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       17,766          --         17,766
     Guaranteed benefits, net of reinsurance recoveries..........       63,268          --         63,268
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      614,199      61,684        675,883
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    98,659    $ 25,118    $   123,777
                                                                   ===========    ========    ===========
     Total assets................................................  $27,781,457    $190,270    $27,971,727
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  2,977    $     2,977
                                                                   ===========    ========    ===========

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

13. BUSINESS SEGMENTS (Continued)



                                                                                   ASSET
                                                                     ANNUITY     MANAGEMENT
                                                                   OPERATIONS    OPERATIONS      TOTAL
                                                                   -----------   ----------   -----------
                                                                               (IN THOUSANDS)
     Year Ended December 31, 2002:
     Revenues:
     Fee income:
       Variable annuity policy fees, net of reinsurance..........  $   286,919    $     --    $   286,919
       Asset management fees.....................................           --      66,423         66,423
       Universal life insurance policy fees, net of
         reinsurance.............................................       36,253          --         36,253
       Surrender charges.........................................       32,507          --         32,507
       Other fees................................................        3,304      18,596         21,900
                                                                   -----------    --------    -----------
     Total fee income............................................      358,983      85,019        444,002
     Investment income...........................................      377,556       9,799        387,355
     Net realized investment losses..............................      (65,811)         --        (65,811)
                                                                   -----------    --------    -----------
     Total revenues..............................................      670,728      94,818        765,546
                                                                   -----------    --------    -----------
     Benefits and Expenses:
     Interest expense............................................      234,261       3,868        238,129
     Amortization of bonus interest..............................       16,277          --         16,277
     General and administrative expenses.........................       79,287      35,923        115,210
     Amortization of deferred acquisition costs and other
       deferred expenses.........................................      171,583      50,901        222,484
     Annual commissions..........................................       58,389          --         58,389
     Claims on universal life contracts, net of reinsurance
       recoveries................................................       15,716          --         15,716
     Guaranteed benefits, net of reinsurance recoveries..........       67,492          --         67,492
                                                                   -----------    --------    -----------
     Total benefits and expenses.................................      643,005      90,692        733,697
                                                                   -----------    --------    -----------
     Pretax income before cumulative effect of accounting
       change....................................................  $    27,723    $  4,126    $    31,849
                                                                   ===========    ========    ===========
     Total assets................................................  $23,538,832    $214,157    $23,752,989
                                                                   ===========    ========    ===========
     Expenditures for long-lived assets..........................  $        --    $  7,297    $     7,297
                                                                   ===========    ========    ===========

--------------------------------------------------------------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                                                              PAGE
                                                              ----
Separate Account............................................     1
General Account.............................................     1
Support Agreement Between the Company and AIG...............     1
Performance Data............................................     1
Income Payments.............................................     3
Annuity Unit Values.........................................     4
Taxes.......................................................     7
Distribution of Contracts...................................    12
Financial Statements........................................    13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this Appendix applies only if you take money out of a FAGP (with a duration longer than 1 year) before the end of the guarantee period.

     We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the FAGP. For the current rate We use a rate being offered by Us for a guarantee period that is equal to the time remaining in the FAGP from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, We determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

     Where the MVA is negative, We first deduct the adjustment from any money remaining in the FAGP. If there is not enough money in the FAGP to meet the negative deduction, We deduct the remainder from your withdrawal. Where the MVA is positive, We add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

     The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

  where:

        I is the interest rate you are earning on the money invested in the FAGP;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the FAGP;

        N is the number of full months remaining in the term you initially agreed to leave your money in the FAGP; and

        L is 0.005 (some states require a different value. Please see your contract.)

     We do not assess an MVA against withdrawals from an FAGP under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;

     - If a withdrawal is made to pay contract fees and charges;

     - To pay a death benefit; and

     - Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee periods available or Surrender
                    Charges applicable under your contract.

     The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a FAGP at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the term you initially agreed to leave your money in the FAGP (N=18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L=0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free look amount.

     The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                     = [(1.05)/(1.04+0.005)](18/12) - 1
                     = (1.004785)1.5 - 1
                     = 1.007186 - 1
                     = + 0.007186

     The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
                         $4,000 X (+0.007186) = +$28.74

     $28.74 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls with the free withdrawal amount.

     The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                     = [(1.05)/(1.06+0.005)](18/12) - 1
                     = (0.985915)(1.5) - 1
                     = 0.978948 - 1
                     = - 0.021052

     The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
                         $4,000 X (-0.021052) = -$84.21

     $84.21 represents the negative MVA that will be deducted from the money remaining in the 3-year FAGP.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 3.5% and the 3-year FAGP is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

     The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                     = [(1.05)/(1.04+0.005)](18/12) - 1
                     = (1.004785)(1.5) - 1
                     = 1.007186 - 1
                     = + 0.007186

     The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

     $27.02 represents the positive MVA that would be added to the withdrawal.

NEGATIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

     Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year FAGP is 5.5% and the 3-year FAGP is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

     The MVA factor is = [(1+I)/(I+J+0.005)](N/12) - 1
                     = [(1.05)/(1.06+0.005)](18/12) - 1
                     = (0.985915)(1.5) - 1
                     = 0.978948 - 1
                     = - 0.021052

     The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (-0.021052) = -$79.16

     $79.16 represents the negative MVA that would be deducted from the withdrawal.

                                   APPENDIX B
                       WITHDRAWALS AND WITHDRAWAL CHARGES

PART 1 -- SEPARATE ACCOUNT (THE MVA DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The initial Purchase Payment was $10,000, allocated solely to one Variable Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The contract value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Variable Portfolio ($12,000 - $10,000 = $2,000) are not subject to the withdrawal charge.

          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% withdrawal charge applicable during the 3rd contribution year.

          (3) The amount of the withdrawal charge is .05 X $10,000 = $500.

          (4) The  contract  administration charge  is  deducted from  the  full
     surrender    amount.    The    amount   of    the    full    surrender   is
     $12,000 - $500 - $30 = $11,470.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the withdrawal charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a withdrawal charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the withdrawal charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled withdrawal charge.

          (3)    The    balance    of   the    requested    partial   withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the withdrawal charge applicable during the 3rd contribution year (5%).

          (4) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.

          withdrawal charge = ($1,000/0.95) - $1,000
                        = $52.63

     In this example, in order for the owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the withdrawal charge calculated above.

     Examples C and D assume the following:

          (1) The initial Purchase Payment was $20,000, allocated solely to one Variable Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The owner's contract value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                 WITHDRAWAL CHARGE):

          (1) Earnings in the Variable Portfolio ($21,500 - $20,000 = $1,500) are not subject to the withdrawal charge.

          (2) An additional free withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the withdrawal charge, so that

          (3)  The maximum partial  withdrawal without withdrawal  charge is the
     sum   of    the   earnings    and    the   additional    free    withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                 EXAMPLE C:

        (1) The owner's contract value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the withdrawal charge is the original $20,000 (additional free withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the withdrawal charge).

          (3) The amount of the withdrawal charge is .05 X $20,000 = $1,000.

          (4) The  contract  administration charge  is  deducted from  the  full
     surrender    amount.    The    amount   of    the    full    surrender   is
     $19,500 - $1,000 - $30 = $18,470.

                                   APPENDIX C

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                            ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
              PORTFOLIOS                  08/31/99      08/31/00      08/31/01      08/31/02      08/31/03      08/31/04*
              ----------                 -----------   -----------   -----------   -----------   -----------   -----------
International Growth and Income
  Beginning AUV........................   $   9.06      $  11.17      $  13.29      $   9.86      $   9.00      $   9.52
  Ending AUV...........................   $  11.17      $  13.29      $   9.86      $   9.00      $   9.52      $  11.56
  Ending Number of AUs.................    172,015       122,347        96,244        74,974        66,836        53,654
Marsico Growth
  Beginning AUV........................   $   6.51      $   8.38      $  10.58      $   9.32      $   7.20      $   8.77
  Ending AUV...........................   $   8.38      $  10.58      $   9.32      $   7.20      $   8.77      $   9.03
  Ending Number of AUs.................    600,016       430,405       382,117       308,664       250,526       195,909
Davis Venture Value
  Beginning AUV........................   $  26.42      $  31.58      $  34.37      $  28.01      $  23.28      $  25.55
  Ending AUV...........................   $  31.58      $  34.37      $  28.01      $  23.28      $  25.55      $  28.59
  Ending Number of AUs.................    191,670       138,405       127,654       103,707        84,804        61,759
MFS Total Return
  Beginning AUV........................   $  22.28      $  24.56      $  26.48      $  22.13      $  19.88      $  21.16
  Ending AUV...........................   $  24.56      $  26.48      $  22.13      $  19.88      $  21.16      $  23.40
  Ending Number of AUs.................     58,170        46,711        43,603        39,791        32,277        24,555
Government and Quality Bond
  Beginning AUV........................   $     --      $     --      $     --      $     --      $     --      $     --
  Ending AUV...........................   $     --      $     --      $     --      $     --      $     --      $  16.89
  Ending Number of AUs.................         --            --            --            --            --           746
Cash Management
  Beginning AUV........................   $  10.80      $  10.61      $  11.27      $  12.12      $  12.85      $  12.91
  Ending AUV...........................   $  10.61      $  11.27      $  12.12      $  12.85      $  12.91      $  12.85
  Ending Number of AUs.................    118,385        90,833        87,786        75,247        50,366        32,307

---------------

AUV -- Accumulation Unit Value

AU -- Accumulation Units

* On December 5, 2003, the six portfolios of the Mutual Fund Variable Annuity Trust (the "old trust") were merged into five portfolios of the SunAmerica Series Trust (the "new trusts). In addition to the mergers a new portfolio was added of the Anchor Series Trust. As a result of this merger, the units outstanding and unit values for all prior years have been retroactively restated.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Statement of Additional Information concerning Vista Capital Advantage issued by AIG SunAmerica Life Assurance Company to:

             (Please print or type and fill in all information.)

        ---------------------------------------------------------------------
        Name

        ---------------------------------------------------------------------
        Address

        ---------------------------------------------------------------------
        City/State/Zip


Date:  ------------------------------------   Signed:  ---------------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                    AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                        VARIABLE ANNUITY ACCOUNT TWO
                 (Vista Capital Advantage Variable Annuity)


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 2, 2005, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:




                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                                  May 2, 2005

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Separate Account................................................           1

General Account.................................................           1

Support Agreement Between the Company and AIG...................           1

Performance Data................................................           1

Income Payments.................................................           3

Annuity Unit Values.............................................           4

Taxes...........................................................           7

Distribution of Contracts.......................................          12

Financial Statements............................................          13

                                SEPARATE ACCOUNT



        Variable Annuity Account Two (the "Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on May 24, 1994 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2004, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and its registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.



        The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.



        The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.



        The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.



        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).



                                 GENERAL ACCOUNT



        The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.



        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.



                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG



        The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG. The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.


                                PERFORMANCE DATA

        Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO


        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-CMF)/(SV)

        where:

        SV  = value of one Accumulation Unit at the start of a 7 day period

        EV  = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

        The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

               Effective Yield = [(Base Period Return + 1)365/7 - 1]

        The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account including the Cash Management Portfolio compute their performance data as "total return".

        The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date can be found on the Company's website, www.aigsunamerica.com or by calling 800-445-7862.


        Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

        P(1+T)n = ERV
        where:

               P    =  a hypothetical initial payment of $1,000

               T    =  average annual total return

               n    =  number of years

               ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

        The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

        For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

        For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Variable Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

        (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

        The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

               NIF = ($11.46/$11.44)
                   = 1.00174825

        ILLUSTRATIVE EXAMPLE

        The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         1/[(1.035)(1/12) ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

        To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

        The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

        P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

        Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES
General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2005 is $14,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $4,000 in 2005 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $42,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2005 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2005. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS

        The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


        The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, are included in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the fixed account options and the DCA fixed account options. The financial statements of Variable Annuity Account Two at August 31, 2004, and for each of the two years in the period ended August 31, 2004, are incorporated by reference in this Statement of Additional Information to Form N-4, Post-Effective Amendment No. 17 under the Securities Act of 1933 and Amendment No. 18 under the Investment Company Act of 1940, File Nos. 033-81472 and 811-08626, filed December 28, 2004, Accession No.
0000950129-04-010143.




        PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements of the Company and the Separate Account have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                        Page
                                                                      Number(s)
                                                                      ---------
Report of Independent Registered Public Accounting Firm                  F-2

Consolidated Balance Sheet - December 31, 2004 and
December 31, 2003                                                    F-3 to F-4

Consolidated Statement of Income and Comprehensive
Income - Years Ended December 31, 2004, 2003 and 2002                F-5 to F-6

Consolidated Statement of Cash Flows - Years Ended
December 31, 2004, 2003 and 2002                                     F-7 to F-8

Notes to Consolidated Financial Statements                           F-9 to F-38

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.



PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET


                                                                December 31,   December 31,
                                                                    2004           2003
                                                                -----------    -----------

                                                                      (in thousands)
ASSETS

Investments and cash:
  Cash and short-term investments                               $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)                    5,161,027      5,505,800
  Mortgage loans                                                    624,179        716,846
  Policy loans                                                      185,958        200,232
  Mutual funds                                                        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635)               4,902            727
  Real estate                                                        20,091         22,166
  Securities lending collateral                                     883,792        514,145
  Other invested assets                                              38,789         10,453
                                                                -----------    -----------

  Total investments and cash                                      7,125,986      7,124,633

Variable annuity assets held in separate accounts                22,612,451     19,178,796
Accrued investment income                                            73,769         74,647
Deferred acquisition costs                                        1,349,089      1,268,621
Other deferred expenses                                             257,781        236,707
Income taxes currently receivable from Parent                         9,945         15,455
Receivable from brokers for sales of securities                         161             --
Goodwill                                                             14,038         14,038
Other assets                                                         52,795         58,830
                                                                -----------    -----------

TOTAL ASSETS                                                    $31,496,015    $27,971,727
                                                                ===========    ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                               December 31,   December 31,
                                                                   2004           2003
                                                               -----------    -----------

                                                                     (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts                                          $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts                1,535,905      1,609,233
  Reserves for guaranteed investment contracts                     215,331        218,032
  Reserves for guaranteed benefits                                  76,949         12,022
  Securities lending payable                                       883,792        514,145
  Due to affiliates                                                 21,655         19,289
  Payable to brokers                                                    --          1,140
  Other liabilities                                                190,198        247,435
                                                               -----------    -----------

  Total reserves, payables and accrued liabilities               6,871,988      6,895,625

Variable annuity liabilities related to separate accounts       22,612,451     19,178,796

Subordinated notes payable to affiliates                                --         40,960

Deferred income taxes                                              257,532        242,556
                                                               -----------    -----------

Total liabilities                                               29,741,971     26,357,937
                                                               -----------    -----------

Shareholder's equity:
  Common stock                                                       3,511          3,511
  Additional paid-in capital                                       758,346        709,246
  Retained earnings                                                919,612        828,423
  Accumulated other comprehensive income                            72,575         72,610
                                                               -----------    -----------

  Total shareholder's equity                                     1,754,044      1,613,790
                                                               -----------    -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                     $31,496,015    $27,971,727
                                                               ===========    ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                 Years Ended December 31,
                                                          -------------------------------------
                                                             2004          2003          2002
                                                          ---------     ---------     ---------

                                                                      (in thousands)
REVENUES:
  Fee income:
    Variable annuity policy fees, net of reinsurance      $ 369,141     $ 281,359     $ 286,919
    Asset management fees                                    89,569        66,663        66,423
    Universal life insurance fees, net of reinsurance        33,899        35,816        36,253
    Surrender charges                                        26,219        27,733        32,507
    Other fees                                               15,753        15,520        21,900
                                                          ---------     ---------     ---------
      Total fee income                                      534,581       427,091       444,002

Investment income                                           363,594       402,923       387,355
Net realized investment losses                              (23,807)      (30,354)      (65,811)
                                                          ---------     ---------     ---------


Total revenues                                              874,368       799,660       765,546
                                                          ---------     ---------     ---------

BENEFITS AND EXPENSES:

Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts                                               140,889       153,636       142,973
  Universal life insurance contracts                         73,745        76,415        80,021
  Guaranteed investment contracts                             6,034         7,534        11,267
  Subordinated notes payable to affiliates                    2,081         2,628         3,868
                                                          ---------     ---------     ---------
Total interest expense                                      222,749       240,213       238,129
Amortization of bonus interest                               10,357        19,776        16,277
General and administrative expenses                         131,612       119,093       115,210
Amortization of deferred acquisition costs and
  other deferred expenses                                   157,650       160,106       222,484
Annual commissions                                           64,323        55,661        58,389
Claims on universal life contracts, net of reinsurance
  recoveries                                                 17,420        17,766        15,716
Guaranteed minimum death benefits,
  net of reinsurance recoveries                              58,756        63,268        67,492
                                                          ---------     ---------     ---------

Total benefits and expenses                                 662,867       675,883       733,697
                                                          ---------     ---------     ---------

PRETAX INCOME BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE                               211,501       123,777        31,849

Income tax expense                                            6,410        30,247           160
                                                          ---------     ---------     ---------

NET INCOME BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE                               205,091        93,530        31,689

Cumulative effect of accounting change, net of tax          (62,589)           --            --
                                                          ---------     ---------     ---------

NET INCOME                                                $ 142,502     $  93,530     $  31,689
                                                          ---------     ---------     ---------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                              Years Ended December 31,
                                                       -------------------------------------
                                                          2004          2003          2002
                                                       ---------     ---------     ---------

                                                                   (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS),
  NET OF TAX:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the
    current period less related amortization of
    deferred acquisition costs and other deferred
    expenses                                           $ (20,487)    $  67,125     $  20,358
  Less reclassification adjustment for net realized
    losses included in net income                         19,263        19,194        52,285

  Net unrealized gains (losses) on foreign currency        1,170            --            --

  Change related to cash flow hedges                          --            --        (2,218)

  Income tax (benefit) expense                                19       (30,213)      (24,649)
                                                       ---------     ---------     ---------

OTHER COMPREHENSIVE INCOME (LOSS)                            (35)       56,106        45,776
                                                       ---------     ---------     ---------

COMPREHENSIVE INCOME                                   $ 142,467     $ 149,636     $  77,465
                                                       =========     =========     =========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                      Years Ended December 31,
                                                            -------------------------------------------
                                                                2004            2003            2002
                                                            -----------     -----------     -----------

                                                                           (in thousands)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                                  $   142,502     $    93,530     $    31,689
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Cumulative effect of accounting change, net of tax             62,589              --              --
  Interest credited to:
    Fixed annuity and fixed accounts of variable
    annuity contracts                                           140,889         153,636         142,973
    Universal life insurance contracts                           73,745          76,415          80,021
    Guaranteed investment contracts                               6,034           7,534          11,267
  Net realized investment losses                                 23,807          30,354          65,811
  Accretion of net discounts on investments                      (1,277)         (9,378)         (2,412)
  Loss on other invested assets                                     572           2,859           3,932
  Amortization of deferred acquisition costs and other
    expenses                                                    168,007         179,882         238,761
  Acquisition costs deferred                                   (246,033)       (212,251)       (204,833)
  Other expenses deferred                                       (62,906)        (70,158)        (77,602)
  Depreciation of fixed assets                                    1,619           1,718             860
  Provision for deferred income taxes                            49,337        (129,591)        106,044
  Change in:
    Accrued investment income                                       878             679          13,907
    Other assets                                                  4,416         (12,349)          4,736
    Income taxes currently payable to/receivable from
      Parent                                                       5157         148,898         (43,629)
    Due from/to affiliates                                        2,366         (36,841)         (7,743)
    Other liabilities                                             7,485          10,697          (7,143)
  Other, net                                                      2,284          14,885          10,877
                                                            -----------     -----------     -----------

NET CASH PROVIDED BY OPERATING
  ACTIVITIES                                                    381,471         250,519         367,516
                                                            -----------     -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                 (964,705)     (2,078,310)     (2,403,362)
  Mortgage loans                                                (31,502)        (44,247)       (128,764)
  Other investments, excluding short-term investments           (33,235)        (20,266)        (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks                  383,695       1,190,299         849,022
  Other investments, excluding short-term investments            22,283          12,835             825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                  898,682         994,014         615,798
  Mortgage loans                                                125,475          67,506          82,825
  Other investments, excluding short-term investments            10,915          72,970         114,347
                                                            -----------     -----------     -----------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                                $   411,608     $   194,801     $  (934,493)
                                                            -----------     -----------     -----------


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                               Years Ended December 31,
                                                     -------------------------------------------
                                                         2004            2003            2002
                                                     -----------     -----------     -----------

                                                                    (in thousands)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                $ 1,360,319     $ 1,553,000     $ 1,731,597
  Universal life insurance contracts                      45,183          45,657          49,402
Net exchanges from the fixed accounts of variable
  annuity contracts                                   (1,332,240)     (1,108,030)       (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                   (458,052)       (464,332)       (529,466)
  Universal life insurance contracts                     (69,185)        (61,039)        (68,444)
  Guaranteed investment contracts                         (8,614)       (148,719)       (135,084)
Claims and annuity payments, net of
  reinsurance, on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                   (108,691)       (109,412)        (98,570)
  Universal life insurance contracts                    (105,489)       (111,380)       (100,995)
Net receipt from (repayments of) other short-term
  financings                                             (41,060)         14,000              --
Net payment related to a modified coinsurance
  transaction                                             (4,738)        (26,655)        (30,282)
Capital contribution received from Parent                     --              --         200,000
Dividends paid to Parent                                  (2,500)        (12,187)        (10,000)
                                                     -----------     -----------     -----------

NET CASH (USED IN) PROVIDED BY
  FINANCING ACTIVITIES                                  (725,067)       (429,097)        504,937
                                                     -----------     -----------     -----------

NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS                                  68,012          16,223         (62,040)

CASH AND SHORT-TERM INVESTMENTS AT
  BEGINNING OF PERIOD                                    133,105         116,882         178,922
                                                     -----------     -----------     -----------

CASH AND SHORT-TERM INVESTMENTS AT
  END OF PERIOD                                      $   201,117     $   133,105     $   116,882
                                                     ===========     ===========     ===========


SUPPLEMENTAL CASH FLOW FORMATION:

Interest paid on indebtedness                        $     2,081     $     2,628     $     3,868
                                                     ===========     ===========     ===========

Net income taxes (received) paid to Parent           $   (47,749)    $    10,989     $     5,856
                                                     ===========     ===========     ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION

      AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

      The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of
      SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.

      SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    BASIS OF PRESENTATION (Continued)

      independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

      Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31,
      2004, 2003 and 2002.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.

      Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

      Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

      The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

      Deferred Acquisition Costs ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

      OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.

      The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

      The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.

      RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICs: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

      RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.

      FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges,

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their Parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS

            The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                  Amortized           Estimated
                                                     Cost             Fair Value
                                                  ----------          ----------

                                                          (in thousands)
      AT DECEMBER 31, 2004:

      U.S. government securities                  $   28,443          $   30,300
      Mortgage-backed securities                     926,274             956,567
      Securities of public utilities                 321,381             332,038
      Corporate bonds and notes                    2,797,943           2,902,829
      Redeemable preferred stocks                     20,140              21,550
      Other debt securities                          913,687             917,743
                                                  ----------          ----------

        Total                                     $5,007,868          $5,161,027
                                                  ==========          ==========


                                                  Amortized           Estimated
                                                     Cost             Fair Value
                                                  ----------          ----------

                                                          (in thousands)
      AT DECEMBER 31, 2003:

      U.S. government securities                  $   22,393          $   24,292
      Mortgage-backed securities                   1,148,452           1,191,817
      Securities of public utilities                 352,998             365,150
      Corporate bonds and notes                    2,590,254           2,697,142
      Redeemable preferred stocks                     21,515              22,175
      Other debt securities                        1,215,571           1,205,224
                                                  ----------          ----------

        Total                                     $5,351,183          $5,505,800
                                                  ==========          ==========

      At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

      At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

      The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

      At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

      At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:

                                                    Amortized        Estimated
                                                       Cost          Fair Value
                                                    ----------       ----------

                                                           (in thousands)

      Due in one year or less                       $  278,939       $  281,954
      Due after one year through five years          2,076,145        2,138,574
      Due after five years through ten years         1,299,345        1,339,499
      Due after ten years                              427,165          444,433
      Mortgage-backed securities                       926,274          956,567
                                                    ----------       ----------

        Total                                       $5,007,868       $5,161,027
                                                    ==========       ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                       Gross            Gross
                                                    Unrealized       Unrealized
                                                       Gains           Losses
                                                    ----------       ----------

                                                           (in thousands)

      AT DECEMBER 31, 2004:

      U.S. government securities                    $    1,857       $       --
      Mortgage-backed securities                        32,678           (2,385)
      Securities of public utilities                    11,418             (761)
      Corporate bonds and notes                        118,069          (13,183)
      Redeemable preferred stocks                        1,410               --
      Other debt securities                             14,871          (10,815)
                                                    ----------       ----------

        Total                                       $  180,303       $  (27,144)
                                                    ==========       ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                       Gross            Gross
                                                    Unrealized       Unrealized
                                                       Gains           Losses
                                                    ----------       ----------

                                                           (in thousands)

      AT DECEMBER 31, 2003:

      U.S. government securities                    $    1,898       $       --
      Mortgage-backed securities                        46,346           (2,980)
      Securities of public utilities                    13,467           (1,315)
      Corporate bonds and notes                        127,996          (21,108)
      Redeemable preferred stocks                          660               --
      Other debt securities                             24,366          (34,713)
                                                    ----------       ----------

        Total                                       $  214,733       $  (60,116)
                                                    ==========       ==========

      Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

      The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 (dollars in thousands).

                                   Less than 12 Months                   12 Months or More                        Total
                           -----------------------------------  -----------------------------------  -------------------------------
                                       Unrealized                           Unrealized                           Unrealized
    December 31, 2004      Fair Value     Loss         Items    Fair Value     Loss         Items    Fair Value     Loss      Items
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
    Mortgage-backed
      securities           $  125,589  $   (1,282)          23  $   40,275  $   (1,103)           9  $  165,864  $   (2,385)      32
    Securities of public
      utilities                46,249        (761)           9           0           0            0      46,249        (761)       9
    Corporate bonds
      and notes               487,923      (7,418)          86      87,194      (5,765)          15     575,117     (13,183)     101
    Other debt securities     207,378      (4,062)          36      79,782      (6,753)          12     287,160     (10,815)      48
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
      Total                $  867,139  $  (13,523)         154  $  207,251  $  (13,621)          36  $1,074,390  $  (27,144)     190
                           ==========  ==========   ==========  ==========  ==========   ==========  ==========  ==========   ======

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                   Less than 12 Months                   12 Months or More                        Total
                           -----------------------------------  -----------------------------------  -------------------------------
                                       Unrealized                           Unrealized                           Unrealized
    December 31, 2003      Fair Value     Loss         Items    Fair Value     Loss         Items    Fair Value     Loss      Items
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
    Mortgage-backed
      securities           $  180,559  $   (2,882)          49  $   13,080  $      (98)           6  $  193,639  $   (2,980)      55
    Securities of public
      utilities                67,626      (1,315)           8          --          --           --      67,626      (1,315)       8
    Corporate bonds
      and notes               276,373     (17,086)          54      30,383      (4,022)           5     306,756     (21,108)      59
    Other debt securities     302,230     (33,951)          54      41,523        (762)           5     343,753     (34,713)      59
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
      Total                $  826,788  $  (55,234)         165  $   84,986  $   (4,882)          16  $  911,774  $  (60,116)     181
                           ==========  ==========   ==========  ==========  ==========   ==========  ==========  ==========   ======

      Realized investment gains and losses on sales of investments are as follows:

                                                Years ended December 31,
                                        ----------------------------------------
                                          2004            2003            2002
                                        --------        --------        --------

                                                     (in thousands)
      BONDS, NOTES AND REDEEMABLE
        PREFERRED STOCKS:
        Realized gains                  $ 12,240        $ 30,896        $ 25,013
        Realized losses                  (12,623)        (11,818)        (32,865)

      COMMON STOCKS:
        Realized gains                         5             561              --
        Realized losses                     (247)           (117)           (169)

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      The sources and related amounts of investment income are as follows:

                                                                   Years ended December 31,
                                                         -------------------------------------------
                                                            2004             2003             2002
                                                         ---------        ---------        ---------

                                                                        (in thousands)

      Short-term investments                             $   2,483        $   1,363        $   5,447
      Bonds, notes and redeemable preferred stocks         293,258          321,493          305,480
      Mortgage loans                                        50,825           53,951           55,417
      Partnerships                                             417             (478)          12,344
      Policy loans                                          17,130           15,925           18,796
      Real estate                                             (202)            (331)            (276)
      Other invested assets                                  2,149           13,308           (7,496)
      Less: investment expenses                             (2,466)          (2,308)          (2,357)
                                                         ---------        ---------        ---------

      Total investment income                            $ 363,594        $ 402,923        $ 387,355
                                                         =========        =========        =========


      Investment income was attributable to the following products:

                                                                   Years ended December 31,
                                                         -------------------------------------------
                                                            2004             2003             2002
                                                         ---------        ---------        ---------

                                                                        (in thousands)

      Fixed annuity contracts                            $  34,135        $  37,762        $  41,856
      Variable annuity contracts                           222,660          239,863          201,766
      Guaranteed investment contracts                       13,191           20,660           28,056
      Universal life insurance contracts                    92,645          100,019          105,878
      Asset management                                         963            4,619            9,799
                                                         ---------        ---------        ---------
      Total                                              $ 363,594        $ 402,923        $ 387,355
                                                         =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
      CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

      The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:

                                                                         Carrying            Fair
                                                                           Value             Value
                                                                        -----------       -----------

                                                                               (in thousands)
      DECEMBER 31, 2004:

      ASSETS:
        Cash and short-term investments                                 $   201,117       $   201,117
        Bonds, notes and redeemable preferred stocks                      5,161,027         5,161,027
        Mortgage loans                                                      624,179           657,828
        Policy loans                                                        185,958           185,958
        Mutual funds                                                          6,131             6,131
        Common stocks                                                         4,902             4,902
        Partnerships                                                          1,084             1,084
        Securities lending collateral                                       883,792           883,792
        Put options hedging guaranteed benefits                              37,705            37,705
        Variable annuity assets held in separate accounts                22,612,451        22,612,451

      LIABILITIES:
        Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                             $ 3,948,158       $ 3,943,265
        Reserves for guaranteed investment contracts                        215,331           219,230
        Securities lending payable                                          883,792           883,792
        Variable annuity liabilities related to separate accounts        22,612,451        22,612,451

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                         Carrying            Fair
                                                                           Value             Value
                                                                        -----------       -----------

                                                                               (in thousands)
      DECEMBER 31, 2003:

      ASSETS:
        Cash and short-term investments                                 $   133,105       $   133,105
        Bonds, notes and redeemable preferred stocks                      5,505,800         5,505,800
        Mortgage loans                                                      716,846           774,758
        Policy loans                                                        200,232           200,232
        Mutual funds                                                         21,159            21,159
        Common stocks                                                           727               727
        Partnerships                                                          1,312             1,685
        Securities lending collateral                                       514,145           514,145
        Put options hedging guaranteed benefits                               9,141             9,141
        Variable annuity assets held in separate accounts                19,178,796        19,178,796

      LIABILITIES:
        Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                             $ 4,274,329       $ 4,225,329
        Reserves for guaranteed investment contracts                        218,032           223,553
        Securities lending payable                                          514,145           514,145
        Variable annuity liabilities related to separate accounts        19,178,796        19,178,796
        Subordinated note payable to affiliate                               40,960            40,960

5.    DEFERRED ACQUISITION COSTS

      The following table summarizes the activity in deferred acquisition costs:

                                                                     Years Ended December 31,
                                                                  ------------------------------
                                                                      2004               2003
                                                                  -----------        -----------

                                                                          (in thousands)

      Balance at beginning of year                                $ 1,268,621        $ 1,224,101
      Acquisition costs deferred                                      246,033            212,250
      Effect of net unrealized gains (losses) on securities               267            (30,600)
      Amortization charged to income                                 (126,142)          (137,130)
      Cumulative effect of SOP 03-1                                   (39,690)                --
                                                                  -----------        -----------

      Balance at end of year                                      $ 1,349,089        $ 1,268,621
                                                                  ===========        ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    OTHER DEFERRED EXPENSES

      The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                                    Bonus         Distribution
                                                                   Payments          Costs            Total
                                                                  ---------        ---------        ---------

                                                                                 (in thousands)
      YEAR ENDED DECEMBER 31, 2004

      Balance at beginning of year                                $ 155,695        $  81,011        $ 236,707
      Expenses deferred                                              36,732           26,175           62,906
      Effect of net unrealized gains (losses) on securities              33               --               33
      Amortization charged in income                                (10,357)         (31,508)         (41,865)
                                                                  ---------        ---------        ---------

      Balance at end of year                                      $ 182,103        $  75,678        $ 257,781
                                                                  =========        =========        =========


      YEAR ENDED DECEMBER 31, 2003

      Balance at beginning of year                                $ 140,647        $  72,053        $ 212,700
      Expenses deferred                                              38,224           31,934           70,159
      Effect of net unrealized gains (losses) on securities          (3,400)              --           (3,400)
      Amortization charged in income                                (19,776)         (22,976)         (42,752)
                                                                  ---------        ---------        ---------

      Balance at end of year                                      $ 155,695        $  81,011        $ 236,707
                                                                  =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS

      The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

      The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

      The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

      EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

      If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

      GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:

                                                                                          Highest Specified
                                                                                             Anniversary
                                                                          Return of Net     Account Value
                                                                         Deposits Plus a  Minus Withdrawals
                                                                         Minimum Return   Post Anniversary
                                                                         ---------------  -----------------

                                                                               (dollars in millions)
      In the event of death (GMDB and EEB):
         Account value                                                        $12,883          $12,890
         Net amount at risk (a)                                               $   933          $ 1,137
         Average attained age of contract holders                                  67               64
         Range of guaranteed minimum return rates                               0%-5%               0%

      At annuitization (GMIB):
         Account value                                                        $ 6,942
         Net amount at risk (b)                                               $     3
         Weighted average period remaining until earliest annuitization     3.8 Years
         Range of guaranteed minimum return rates                             0%-6.5%

      Accumulation at specified date (GMAV):
         Account value                                                        $ 1,533
         Net amount at risk (c)                                               $    --
         Weighted average period remaining until guaranteed payment         9.0 Years

      Annual withdrawals at specified date (GMWB):
         Account value                                                        $   294
         Net amount at risk (d)                                               $    --
         Weighted average period remaining until expected payout           13.9 Years

      (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

      (b) Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.

      (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

      (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                            (in thousands)
Balance at January 1, 2004 before reinsurance (e)                             $  92,873
Guaranteed benefits incurred                                                     61,472
Guaranteed benefits paid                                                        (49,947)
                                                                              ---------

Balance at December 31, 2004 before reinsurance                                 104,398
  Less reinsurance                                                              (27,449)
                                                                              ---------

Balance at December 31, 2004, net of reinsurance                              $  76,949
                                                                              =========

      (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

      - Data used was 5,000 stochastically generated investment performance scenarios.

      -     Mean investment performance assumption was 10%.

      -     Volatility assumption was 16%.

      -     Mortality was assumed to be 64% of the 75-80 ALB table.

      - Lapse rates vary by contract type and duration and range from 0% to 40%.

      -     The discount rate was approximately 8%.

8.    REINSURANCE

      Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

      Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively.
      Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002,
      respectively.

      The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
      respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002,
      respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

      At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset-backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $2,000,000 in 2005 and $8,000,000 in 2007.

      Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.

      Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

      On April 5, 2004, a purported class action captioned Nitika Mehta, as
                                                           ----------------
      Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance
      ------------------------------------------------------------------------
      Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial
      -------
      District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                                             Years ended December 31,
                                                                   -------------------------------------------
                                                                      2004             2003             2002
                                                                   ---------        ---------        ---------

                                                                                  (in thousands)
      ADDITIONAL PAID-IN CAPITAL:
        Beginning balances                                         $ 709,246        $ 709,246        $ 509,246
        Capital contributions by Parent                               49,100               --          200,000
                                                                   ---------        ---------        ---------

        Ending balances                                            $ 758,346        $ 709,246        $ 709,246
                                                                   =========        =========        =========

      RETAINED EARNINGS:
        Beginning balances                                         $ 828,423        $ 730,321        $ 669,103
        Net income                                                   142,502           93,530           31,689
        Dividends paid to Parent                                      (2,500)         (12,187)         (10,000)
        Adjustment for tax benefit of distributed subsidiary             287           16,759           39,529
        Tax effect on a distribution of investment                   (49,100)              --               --
                                                                   ---------        ---------        ---------

        Ending balances                                            $ 919,612        $ 828,423        $ 730,321
                                                                   =========        =========        =========

      ACCUMULATED OTHER COMPREHENSIVE
        INCOME (LOSS):
        Beginning balances                                         $  72,610        $  16,504        $ (29,272)
        Change in net unrealized gains (losses)
          on debt securities available for sale                       (1,459)         118,725           98,718
        Change in net unrealized gains (losses)
          on equity securities available for sale                        (65)           1,594           (1,075)
        Change in net unrealized gains on foreign currency             1,170               --               --
        Change in adjustment to deferred acquisition costs
          and other deferred expenses                                    300          (34,000)         (25,000)
        Net change related to cash flow hedges                            --               --           (2,218)
        Tax effects of net changes                                        19          (30,213)         (24,649)
                                                                   ---------        ---------        ---------

        Ending balances                                            $  72,575        $  72,610        $  16,504
                                                                   =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                           December 31,     December 31,
                                                               2004             2003
                                                            ---------        ---------

                                                                  (in thousands)

        Gross unrealized gains                              $ 180,329        $ 214,845
        Gross unrealized losses                               (27,144)         (60,136)
        Unrealized gain on foreign currency                     1,170               --
        Adjustment to DAC and other deferred expenses         (42,700)         (43,000)
        Deferred income taxes                                 (39,080)         (39,099)
                                                            ---------        ---------

        Accumulated other comprehensive income              $  72,575        $  72,610
                                                            =========        =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to shareholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11.   INCOME TAXES

      The components of the provisions for income taxes on pretax income consist of the following:

                                               Years ended December 31,
                                     ------------------------------------------
                                        2004             2003             2002
                                     ---------        ---------        ---------

                                                    (in thousands)

      Current expense (benefit)      $ (42,927)       $ 127,655        $(105,369)
      Deferred expense (benefit)        49,337          (97,408)         105,529
                                     ---------        ---------        ---------

      Total income tax expense       $   6,410        $  30,247        $     160
                                     =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.   INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:

                                                                       Years ended December 31,
                                                               ----------------------------------------
                                                                 2004            2003            2002
                                                               --------        --------        --------

                                                                            (in thousands)

      Amount computed at statutory rate                        $ 74,025        $ 43,322        $ 11,147
      Increases (decreases) resulting from:
          State income taxes, net of federal tax benefit          4,020           2,273            (567)
          Dividends received deduction                          (19,058)        (15,920)        (10,117)
          Tax credits                                            (4,000)             --              --
          Adjustment to prior year tax liability (a)            (39,730)             --              --
          Other, net                                             (8,847)            572            (303)
                                                               --------        --------        --------

        Total income tax expense                               $  6,410        $ 30,247        $    160
                                                               ========        ========        ========


            (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

      Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

      At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.   INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                                   December 31,     December 31,
                                                                                       2004             2003
                                                                                    ---------        ---------

                                                                                          (in thousands)

        DEFERRED TAX LIABILITIES:

        Deferred acquisition costs and other deferred expenses                      $ 432,868        $ 473,387
        State income taxes                                                             10,283            5,744
        Other liabilities                                                              15,629              350
        Net unrealized gains on debt and equity securities available for sale          39,080           39,098

                                                                                    ---------        ---------
        Total deferred tax liabilities                                                497,860          518,579
                                                                                    ---------        ---------

        DEFERRED TAX ASSETS:

        Investments                                                                   (28,915)         (25,213)
        Contract holder reserves                                                     (122,691)        (158,112)
        Guaranty fund assessments                                                      (3,402)          (3,408)
        Deferred income                                                                 (5,604)         (3,801)
        Other assets                                                                   (1,068)          (7,446)
        Net operating loss carryforward                                                (5,430)              --
        Capital loss carryforward                                                     (22,321)         (20,565)
        Low income housing credit carryforward                                        (44,604)         (36,600)
        Partnership income/loss                                                        (6,293)         (20,878)

                                                                                    ---------        ---------
        Total deferred tax assets                                                    (240,328)        (276,023)
                                                                                    ---------        ---------

        Deferred income taxes                                                       $ 257,532        $ 242,556
                                                                                    =========        =========


      The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.   RELATED-PARTY MATTERS

      As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

      On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

      On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

      For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

      On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.

      On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

      The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
      2002, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

      In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.   BUSINESS SEGMENTS

      The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2004:
          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    369,141        $         --       $    369,141
            Asset management fees                                     --              89,569             89,569
            Universal life insurance policy fees, net
              of reinsurance                                      33,899                  --             33,899
            Surrender charges                                     26,219                  --             26,219
            Other fees                                                --              15,753             15,753
                                                            ------------        ------------       ------------
          Total fee income                                       429,259             105,322            534,581

          Investment income                                      362,631                 963            363,594
          Net realized investment gains (losses)                 (24,100)                293            (23,807)
                                                            ------------        ------------       ------------

          Total revenues                                         767,790             106,578            874,368
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       220,668               2,081            222,749
          Amortization of bonus interest                          10,357                  --             10,357
          General and administrative expenses                     93,188              38,424            131,612
          Amortization of deferred acquisition costs
            and other deferred expenses                          126,142              31,508            157,650
          Annual commissions                                      64,323                  --             64,323
          Claims on universal life contracts,
            net of reinsurance recoveries                         17,420                  --             17,420
          Guaranteed benefits, net of reinsurance
            recoveries                                            58,756                  --             58,756
                                                            ------------        ------------       ------------

          Total benefits and expenses                            590,854              72,013            662,867
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $    176,936        $     34,565       $    211,501
                                                            ============        ============       ============

          Total assets                                      $ 31,323,462        $    217,155       $ 31,540,617
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $        132       $        132
                                                            ============        ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.   BUSINESS SEGMENTS (Continued)

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2003:

          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    281,359        $         --       $    281,359
            Asset management fees                                     --              66,663             66,663
            Universal life insurance policy fees, net
              of reinsurance                                      35,816                  --             35,816
            Surrender charges                                     27,733                  --             27,733
            Other fees                                                --              15,520             15,520
                                                            ------------        ------------       ------------
          Total fee income                                       344,908              82,183            427,091

          Investment income                                      398,304               4,619            402,923
          Net realized investment losses                         (30,354)                 --            (30,354)
                                                            ------------        ------------       ------------

          Total revenues                                         712,858              86,802            799,660
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       237,585               2,628            240,213
          Amortization of bonus interest                          19,776                  --             19,776
          General and administrative expenses                     83,013              36,080            119,093
          Amortization of deferred acquisition costs
            and other deferred expenses                          137,130              22,976            160,106
          Annual commissions                                      55,661                  --             55,661
          Claims on universal life contracts,
            net of reinsurance recoveries                         17,766                  --             17,766
          Guaranteed benefits, net of reinsurance
            recoveries                                            63,268                  --             63,268
                                                            ------------        ------------       ------------

          Total benefits and expenses                            614,199              61,684            675,883
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $     98,659        $     25,118       $    123,777
                                                            ============        ============       ============

          Total assets                                      $ 27,781,457        $    190,270       $ 27,971,727
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $      2,977       $      2,977
                                                            ============        ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.     BUSINESS SEGMENTS (Continued)

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2002:

          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    286,919        $         --       $    286,919
            Asset management fees                                     --              66,423             66,423
            Universal life insurance policy fees, net
              of reinsurance                                      36,253                  --             36,253
            Surrender charges                                     32,507                  --             32,507
            Other fees                                             3,304              18,596             21,900
                                                            ------------        ------------       ------------
          Total fee income                                       358,983              85,019            444,002

          Investment income                                      377,556               9,799            387,355
          Net realized investment losses                         (65,811)                 --            (65,811)
                                                            ------------        ------------       ------------

          Total revenues                                         670,728              94,818            765,546
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       234,261               3,868            238,129
          Amortization of bonus interest                          16,277                  --             16,277
          General and administrative expenses                     79,287              35,923            115,210
          Amortization of deferred acquisition costs
            and other deferred expenses                          171,583              50,901            222,484
          Annual commissions                                      58,389                  --             58,389
          Claims on universal life contracts,
            net of reinsurance recoveries                         15,716                  --             15,716
          Guaranteed benefits, net of reinsurance
            recoveries                                            67,492                  --             67,492
                                                            ------------        ------------       ------------

          Total benefits and expenses                            643,005              90,692            733,697
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $     27,723        $      4,126       $     31,849
                                                            ============        ============       ============

          Total assets                                      $ 23,538,832        $    214,157       $ 23,752,989
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $      7,297       $      7,297
                                                            ============        ============       ============

                           PART C -- OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(a) Financial Statements


       The following financial statements are included or incorporated by reference in Part B of the Registration Statement:



        Consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004.



        Financial statements of Variable Annuity Account Two at August 31, 2004, and for each of the two years in the period ended August 31, 2004 are incorporated by reference to Form N-4, Post-Effective Amendment No. 17 under the Securities Act of 1933 and Amendment No. 18 under the Investment Company Act of 1940, File Nos. 033-81472 and 811-08626, filed December 28, 2004, Accession No. 0000950129-04-010143.


(b) Exhibits

(b)     Exhibits
----------------
(1)      Resolutions Establishing Separate Account -----------------------------------      **
(2)      Custody Agreements ----------------------------------------------------------      Not Applicable
(3)      (a)      Form of Distribution Contract --------------------------------------      +++
         (b)      Selling Agreement --------------------------------------------------      **
(4)      Variable Annuity Contract ---------------------------------------------------      **
(5)      Application for Contract ----------------------------------------------------      **
(6)      Depositor -- Corporate Documents
         (a)      Articles of Amendment to the Amended and Restated
                  Articles of Incorporation Dated September 30, 2002 -----------------      ++
         (b)      Amended and Restated Articles of Incorporation ---------------------      +
         (c)      Amended and Restated By-Laws ---------------------------------------      +
(7)      Reinsurance Contract --------------------------------------------------------      Not Applicable
(8)      Fund Participation Agreement
         (a)   Form of Addendum to Fund Participation Agreement ----------------------      +++
(9)      Opinion of Counsel ----------------------------------------------------------      **
         Consent of Counsel ----------------------------------------------------------      **
(10)     Consent of Independent Registered Public Accounting Firm --------------------      *
(11)     Financial Statements Omitted from Item 23 -----------------------------------      Not Applicable
(12)     Initial Capitalization Agreement --------------------------------------------      Not Applicable
(13)     Performance Computations ----------------------------------------------------      Not Applicable
(14)     Diagram and Listing of All Persons Directly or Indirectly
         Controlled By or Under Common Control with AIG SunAmerica Life
         Assurance Company, the Depositor of Registrant ------------------------------       *
(15)     Powers of Attorney ----------------------------------------------------------      ***
         (a)      December, 2003 -----------------------------------------------------      ++++


----------

*          Filed Herewith
** Incorporated by reference to Post-Effective Amendments 3 and 5 to this Registration Statement filed on December 24, 1997; accession number 0000950148-97-003108.
*** Incorporated by reference to Post-Effective Amendments 9 and 10 to this Registration Statement filed on December 19, 2000, accession number 0000950148-00-002507.
+ Incorporated by reference to Post-Effective Amendments 12 and 14 to this Registration Statement filed on April 15, 2002, accession number 000095014-02-00099.
++ Incorporated by reference to Post-Effective Amendments 14 and 15 to this Registration Statement filed on April 24, 2003, accession number 0000950148-03-000976.

+++        Incorporated by reference to Form N-14AE, Registration File
           No. 333-108115 filed on August 21, 2003, accession number 0001206774-03-000644.
++++ Incorporated by reference to Post-Effective Amendments 15 and 16 to this Registration Statement filed December 8, 2003, accession number 0000950148-03-002854.

Item 25. Directors and Officers of the Depositor

The officers and directors of AIG SunAmerica Life Assurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                         POSITION
----------------------------------------------------------------------------------------
Jay S. Wintrob               Director, Chief Executive Officer
Jana W. Greer*               Director and President
James R. Belardi             Director and Senior Vice President
Marc H. Gamsin               Director and Senior Vice President
N. Scott Gillis*             Director, Senior Vice President and Chief Financial Officer
Gregory M. Outcalt           Senior Vice President
Edwin R. Raquel*             Senior Vice President and Chief Actuary
Christine A. Nixon           Senior Vice President and Secretary
Stewart R. Polakov*          Senior Vice President and Controller
Michael J. Akers**           Senior Vice President
Mallary L. Reznik            Vice President
Edward T. Texeria*           Vice President
Stephen Stone*               Vice President
Virginia N. Puzon            Assistant Secretary

----------
*    21650 Oxnard Street, Woodland Hills, CA 91367
**   2919 Allen Parkway, Houston, TX 77019

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant


An organization chart can be found in the Company's Form 10-K, SEC file number 811-21039, accession number 0000950148-05-000049, filed April 18, 2005. An organization chart for AIG can also be found in Form 10K, SEC file number 001-08787, accession number 0000950123-04-00330, filed March 15, 2004. That organization chart is current as of December 2003. As of the date of this filing, AIG has not yet filed its 2004 Form 10-K.


Item 27. Number of Contract Owners


As of March 1, 2005, the number of Vista Capital Advantage Variable Annuity contracts funded by Variable Annuity Account Two was 141 of which 46 were qualified contracts and 95 were non-qualified contracts.


Item 28. Indemnification

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of Arizona, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws, which are incorporated herein by reference.


Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SUNAMERICA CAPITAL SERVICES, INC. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or (2) Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.


Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29 Principal Underwriter

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

        AIG SunAmerica Life Assurance Company - Variable Separate Account
        AIG SunAmerica Life Assurance Company - Variable Annuity Account One AIG SunAmerica Life Assurance Company - Variable Annuity Account Two AIG SunAmerica Life Assurance Company - Variable Annuity Account Four AIG SunAmerica Life Assurance Company - Variable Annuity Account Five

        AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine First SunAmerica Life Insurance Company - FS Variable Separate Account First SunAmerica Life Insurance Company - FS Variable Annuity Account
          One
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Two
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Five
        First SunAmerica Life Insurance Company - FS Variable Annuity Account
          Nine
        Presidential Life Insurance Company - Variable Account One
        Anchor Series Trust
        Seasons Series Trust
        SunAmerica Series Trust
        SunAmerica Equity Funds issued by AIG SunAmerica Asset Management Corp.
          (AIG SAAMCo)
        SunAmerica Income Funds issued by AIG SAAMCo
        SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo
        SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo
        SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo SunAmerica Style Select Series, Inc. issued by AIG SAAMCo
        VALIC Company I and
        VALIC Company II

(b) Directors, Officers and principal place of business:

   Officer/Directors*           Position
   -----------------------------------------------------------------------------
   Peter A. Harbeck             Director
   J. Steven Neamtz             Director, President & Chief Executive Officer
   Debbie Potash-Turner         Senior Vice President, Chief Financial Officer &
                                  Controller
   John T. Genoy                Vice President
   James Nichols                Vice President
   Thomas Lynch                 Chief Compliance Officer
   Christine A. Nixon**         Secretary
   Virginia N. Puzon**          Assistant Secretary

* Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30. Location of Accounts and Records


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.





Item 31. Management Services

Not Applicable.

Item 32. Undertakings

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment Nos. 18 and 19; File Nos. 033-81472 and 811-08626, to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 29th day of April, 2005.



                                     VARIABLE ANNUITY ACCOUNT TWO
                                     (Registrant)


                                     By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                     By:    /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         Jay S. Wintrob, Chief Executive Officer

                                     By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                     (Depositor)

                                     By:    /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         Jay S. Wintrob, Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                     TITLE                            DATE
---------                                     -----                            ----
JAY S. WINTROB*                      Chief Executive Officer,             April 29, 2005
---------------------------------           & Director
Jay S. Wintrob                    (Principal Executive Officer)

JAMES R. BELARDI*                            Director                     April 29, 2005
---------------------------------
James R. Belardi

MARC H. GAMSIN*                              Director                     April 29, 2005
---------------------------------
Marc H. Gamsin

N. SCOTT GILLIS*                      Senior Vice President,              April 29, 2005
---------------------------------    Chief Financial Officer &
N. Scott Gillis                              Director
                                  (Principal Financial Officer)


JANA W. GREER*                               Director                     April 29, 2005
---------------------------------
Jana W. Greer

STEWART R. POLAKOV*                   Senior Vice President               April 29, 2005
---------------------------------          & Controller
Stewart R. Polakov                (Principal Accounting Officer)

* By: /s/ MALLARY L. REZNIK                                               April 29, 2005
     ----------------------------
       Mallary L. Reznik
       Attorney-In-Fact

                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION
----------      -----------
(10)            Consent of Independent Registered Public Accounting Firm

(14)            Diagram and Listing of All Persons Directly or Indirectly
                Controlled by or Under Common Owner Control with AIG SunAmerica
                Life Assurance Company, the Depositor of Registrant